--------------------------------------------------------------------------------
JUNE 30, 1997                                                 SELECT GUARD

Semiannual Report to Policyowners

-------------------------------------------     Executive Offices
The Guardian Separate Account C                 201 Park Avenue South
-------------------------------------------     New York, New York 10003

-------------------------------------------     Customer Service Office
The Guardian Stock Fund, Inc.                   P.O. Box 26210
-------------------------------------------     Lehigh Valley, Pennsylvania
The Guardian Bond Fund, Inc.                    18002-6210
-------------------------------------------     1-800-221-3253
The Guardian Cash Fund, Inc.
-------------------------------------------     Distributed by:     [Logo]
Baillie Gifford International Fund              Guardian Investor Services
-------------------------------------------     Corporation(R)
Value Line Centurion Fund, Inc.
-------------------------------------------     [Logo] The Guardian(R)
Value Line Strategic Asset Management Trust
-------------------------------------------     The Guardian Insurance &
                                                Annuity Company, Inc.

                                                A wholly owned subsidiary of
                                                The Guardian Life Insurance
                                                Company of America

--------------------------------------------------------------------------------

SELECT GUARD
Table of Contents

                                                    Portfolio          Schedule
                                                     Manager              of
                                                    Interview        Investments
--------------------------------------------------------------------------------
Economic Report                                                           4
---------------------------------------
--------------------------------------------------------------------------------
The Guardian Stock Fund                                 6                28
---------------------------------------

Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    At least 80% common stocks and
              securities convertible into common
              stocks
--------------------------------------------------------------------------------
Inception:    April 13, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1997:         $2,755,629,244
--------------------------------------------------------------------------------

"Our quantitative models look at the portfolio two different ways: "top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which overall portfolio style has the most attractive performance prospects. The "bottom-up" approach uses our multi-factor stock scoring system to identify specific attractive stocks within our 2000-stock research universe."

                                                    -- Charles E. Albers, C.F.A.
                                                       Portfolio Manger

--------------------------------------------------------------------------------
The Guardian Bond Fund                                 10               38
---------------------------------------

Objective:    Maximum current income without undue
              risk of principal. Capital appreciation
              is a secondary objective.
--------------------------------------------------------------------------------
Portfolio:    At least 80% investment-grade bonds and
              U.S. government securities
--------------------------------------------------------------------------------
Inception:    May 1, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1997:         $342,478,207
--------------------------------------------------------------------------------

"The Fund's overall strategy continues to focus on "optimal" asset allocation and security selection within the various bond sectors, and to avoid market timing. This strategy should provide opportunities to outperform our benchmark and peer groups with a relatively low risk profile."

                                                     -- Thomas G. Sorell, C.F.A.
                                                        Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Cash Fund                                 22                46
---------------------------------------

Objective:    As high a level of current income as is
              consistent with preservation of capital
              and liquidity
--------------------------------------------------------------------------------
Portfolio:    Short-term money market instruments
--------------------------------------------------------------------------------
Inception:    November 1, 1981
--------------------------------------------------------------------------------
Net Assets at June 30, 1997:         $399,335,104
--------------------------------------------------------------------------------

"Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories."

                                                      -- Alexander M. Grant, Jr.
                                                         Portfolio Manager

                                                    Portfolio          Schedule
                                                     Manager              of
                                                    Interview        Investments
--------------------------------------------------------------------------------
Baillie Gifford International Fund                     12                56
---------------------------------------

Objective:    Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio:    At least 80% in a diversified portfolio
              of common stocks of companies domiciled
              outside of the United States
--------------------------------------------------------------------------------
Inception:    February 8, 1991
--------------------------------------------------------------------------------
Net Assets at June 30, 1997:         $550,744,229
--------------------------------------------------------------------------------

"During this period, many markets continued to be expensive, relative to historic levels, on a number of different measures. However, we have recognized that a high level of liquidity worldwide has been driving markets. Our strategy has continued to be one of stock-driven allocation and this proved successful again in the first half of this year."

                                                            -- R. Robin Menzies
                                                               Portfolio Manager

--------------------------------------------------------------------------------
Value Line Centurion Fund                              14                70
---------------------------------------

Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    At least 90% common stocks
--------------------------------------------------------------------------------
Inception:    November 15, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1997:         $672,281,829
--------------------------------------------------------------------------------

"We continue to believe that we are in the midst of a moderate-growth economy with benign levels of inflation. As a result, the Value Line Ranking System screens for stocks that are expected to produce revenue and earnings growth that could be significantly above the 7-8% level expected for the S&P 500 over the next five years."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust            16                78
-------------------------------------------

Objective:    High total return consistent with
              reasonable risk
--------------------------------------------------------------------------------
Portfolio:    Stock, bonds and money market instruments
--------------------------------------------------------------------------------
Inception:   October 1, 1987
--------------------------------------------------------------------------------
Net Assets at June 30, 1997:         $1,151,969,591
--------------------------------------------------------------------------------

"To reduce risk, we maintain a very diversified portfolio and avoid large bets on any particular sector or company. In addition, we invest in certain stocks that are ranked neutral by our Ranking System, such utilities or energy companies, in order to increase the portfolio's dividend yield and further reduce risk."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

--------------------------------------------------------------------------------
The Guardian Separate Account C                                          20
---------------------------------------

--------------------------------------------------------------------------------
Economic Report:
---------------------------------------

The Return of Goldilocks

The economy is now in its seventh year of uninterrupted growth -- the current expansion began in March, 1991. Growth during this period, however, has not been uniform -- it has oscillated between periods of rapid and slow growth (but growth nevertheless). Occasionally during this period, economists have observed that we have a "Goldilocks" economy in which growth is "not too hot, not too cold."

      Goldilocks seems to have returned. The unemployment rate during May was a 24-year low of 4.8%; jobs are being created at a robust pace (1.4 million jobs created during the first half of 1997); labor costs have retreated somewhat from a previously inflation-inducing level (the 12-month average hourly earnings rate through March, 1997 increased at an annual rate of 4.1% and decreased to a more moderate annual rate of 3.5% through June); inflation is near a 31-year low (the Consumer Price Index (CPI) is up at an annual rate of 2.3% over the year through June and the Producer Price Index (PPI) declined by 0.3% over this period); gold prices are at an 11-year low; and consumer confidence is high.

      How can we still have such moderate inflationary forces with the economy so strong and labor markets so tight? Certainly, the significantly increased use of technology, increased productivity, the discipline of global competition and the strong dollar have served to moderate inflation. But even discounting these forces, the Fed is uncertain or even confused about this issue. In this regard, the following is an excerpt from the May 20, 1997 Federal Open Market Committee
(FOMC) meeting minutes:

      With regard to the outlook for inflation, members observed that increases in prices had remained subdued despite the rapid expansion in economic activity in recent quarters and the associated increases in pressures on already highly utilized resources. The appreciation of the dollar undoubtedly had helped dampen domestic inflation this year, and reported increases in consumer prices also had been held down to a marginal extent by an ongoing series of technical adjustments in the CPI.

      These were only partial explanations, however, and the members found it very difficult to account for the surprisingly benign behavior of inflation in an economy that had been operating at a level approximating full employment -- indeed, possibly above sustainable full employment in labor markets in the view of a number of members, especially taking into consideration the recent further decline in the unemployment rate.

      When the Fed tightened monetary policy on March 25 by increasing the Federal Funds rate by 25 basis point or 0.25%, the first Fed action since January 31, 1996 and the first Fed tightening since February 1, 1995, the markets thought, based on history, that this would be the first in a series of tightenings. On April 11, the 30-year Treasury yield increased to its 1997 high of 7.17% and the DJIA (Dow Jones Industrial Average)(1) decreased to 6,392, 9.8% below its previous high on March 11. However, the Fed refrained from tightening at its next meeting on May 20 in a marginal decision (see the above quote) and again at its July 2 meeting, in an easy decision. The May non-tightening by the Fed made Alan Greenspan, the Federal Reserve Chairman, seem prescient, as did the difficult and widely scrutinized August 1996 non-tightening.

      Where do we go from here? Real Gross Domestic Product (GDP) increased by 5.9% in the first quarter of 1997, faster than could be sustained given the initial full utilization of labor and capital. This expectation is what caused the Fed to tighten during March. Second quarter real GDP increased by only 2.2%. The Fed's expectation of this slow growth caused the Fed non-tightenings during May and July.

--------------------------------------------------------------------------------
(1) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that are deducted from the Funds in The Park Avenue Portfolio.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Either the first quarter 1997 economic growth rate of 5.9% or the second quarter 1997 rate of 2.2% was a "head fake" (despite the warm first quarter weather factor which added to first quarter growth at the expense of second quarter growth). But which quarterly growth rate was the head fake? Probably both! Real GDP growth during the third and fourth quarters will be well within this range, probably within the fairly wide range of 21 1/42% to 31 1/42%. Given the current high utilization rate of capital and labor and the maximum sustainable economic growth rate of 21 1/42% to 23 1/44%, this level of economic growth rate is expected to tax capital and labor resources, and cause an increase in labor costs and inflation. Given these conditions, the Fed may have to respond with one or two moderate tightenings at the September 30 FOMC meeting or after, but not a more aggressive series of tightenings, as expected after the March tightening.

      While such growth during the second half of 1997 and potential Fed moderate responses may cause short-term instability in the stock and bond markets, these events may prolong the seven-year economic expansion -- due to the lack of excesses of any type -- and keep Goldilocks in residence.

      July was an interesting, pivotal and positive month for the markets. The Fed refrained from tightening at its July 1 FOMC meeting, a "lay-up" decision. More importantly, June employment growth was somewhat less than expected and the increase in labor costs was also less than expected. Finally, a balanced budget plan was agreed to by the President and Congress.

      The following "headlines" summarize market activity so far this year:

      o The DJIA,(1) S&P 500,(2) NASDAQ Composite(3) and Russell 2000(4) indexes were all at record levels during late July (the S&P 500 returned 30.19% for the year through July 31);

      o  Cash inflows into stock mutual funds have remained high during 1997;

      o The 10-year Treasury yield decreased to 6.35%, the lowest since November 29, 1996;

      o June, 1997 experienced the highest new issuance of junk bonds ever (with only a slight widening of spreads);

      o The U.S. dollar has grown very strong against the German mark, the British pound and the Japanese yen; and

      o The stock markets of the U.K., Germany, France, Italy, Hong Kong (the latter, despite the transition from the U.K. to China), Mexico and several other developed and developing countries, as well as the U.S., reached record highs.

      With respect to the U.S. stock market, the major negative is the current rich market valuation levels. However, there are also many positives for the stock market. Among these positives are the prolonged strong economy, the correspondingly strong corporate profits, and the low inflation environments (helped by the strong dollar). The strong corporate profits can be attributed to strong productivity gains which were achieved, in part, by advances in technology, corporate restructuring and, as a result, global competition.

      Obviously, optimism is high -- Goldilocks has returned. But while some of the markets seem to have "thrown caution to the wind," individual investors should not. These observations lead to our bottom line, which is to maintain our offensive approach, but be prepared for short term volatility. Do not bail out, but tighten your seat belts.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that are deducted from the Funds in The Park Avenue Portfolio.
(3) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and small cap stocks.
(4) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
---------------------------------------

[Photo of Charles E. Albers, C.F.A. Portfolio Manager]

Q. The stock market's continued strength in 1997 has surprised many market observers. How has the Fund performed during the first half of 1997?

A. The Guardian Stock Fund has performed very well in the first half of 1997, both absolutely and also relative to our mutual fund peer group. The return to our shareholders for that period was a robust 18.97%,(1) far above historic average returns for the U.S. stock market. Also, that return substantially exceeded the return of the average fund in our peer group, Lipper U.S. Variable Insurance Product Underlying Growth Funds,(2) which was a lesser 13.88% over the same period. This was accomplished in an environment where the large-cap stock index, the S&P 500,(3) completely dominated the results of most "active" money managers: its total return for the six-months ended June 30, 1997 was 20.60%.

      Of course, from a shareholder's viewpoint, what is most important is the long-term investment record. Here, too, the Fund has done well, placing it in the top 2% of Lipper U.S. Variable Insurance Product Underlying Growth Funds over the last 5 years, ranking number 1 out of 50 for the five-year period and number 1 out of 31 funds (top 4%) for the 10-year peiod ended June 30, 1997.(4)

--------------------------------------------------------------------------------
                Comparative Average
                Annual Total Returns
                  for the Periods
                ended June 30, 1997
         -----------------------------------   Guardian Stock   Guardian Stock
         Guardian Lipper   U.S. Underlying          Fund             Fund
           Stock Fund   Growth Funds Average    Lipper Rank(4)   Percent Rank
--------------------------------------------------------------------------------
 1 Year     + 36.19%           + 24.07%         7 (out of 117)     Top 6%
 5 Year     + 23.43%           + 17.07%         1 (out of 50)      Top 2%
10 Year     + 15.77%           + 12.62%         1 (out of 31)      Top 4%


Q. What factors affected Fund performance in the first half of 1997?

A. Six months ago, in the Annual Report to shareholders, we said:

      "We continue to believe that well-established, large-cap companies have the better prospects in 1997. This view is supported both by our quantitative 'style predictor' models and also by our fundamental investment judgment."

      Our judgment at that time has been vindicated by subsequent developments. The current multi-year cycle of domestic large-cap outperformance, which began in 1995, has continued to roll on in the first half of 1997. This phenomenon is shown in the following table:

--------------------------------------------------------------------------------
                                                     Total Returns(%)
                                           -------------------------------------
                                           Year Ended  Year Ended  Six months
                                            Dec. 31,    Dec. 31,     ended
                                              1995        1996   June 30, 1997
--------------------------------------------------------------------------------
Large-Cap Stocks
 (S&P 500)                                  + 37.4%     + 22.8%     + 20.6%

Small-Cap Stocks
 (Russell 2000)(5)                          + 28.4%     + 16.5%     + 10.2%
                                            -------     -------     -------
Amount of Large-Cap
 Outperformance                             +  9.0%     +  6.3%     + 10.4%
================================================================================
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper rankings were reported by Lipper Variable Insurance Products Performance Analysis Service, in its underlying Fund report dated June 30, 1997.
(5) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Throughout this period, from mid-1995 through mid-1997, we have positioned the Fund with a portfolio cap-size which has been much larger than those of most other actively managed funds, and this has given us a meaningful competitive advantage during this period.

  [The following table was represented as a bar graph in the printed material.]

================================================================================
                             The Guardian Stock Fund

                           Weighted Average Market Cap
--------------------------------------------------------------------------------

            ($ billion)

            6/30/95     12/21/95    6/30/96     12/31/96    6/63/97
            -------     --------    -------     --------    -------
            $14.0       $24.6       $34.7       $37.7       $46.1

      Another factor that contributed to our relatively good investment performance in the first half of 1997 was our multi-factor quantitative stock scoring system. This system has generally provided us with solid guidance over the years in stock selection, and this favorable record has continued into 1997.

Q. What strategies did you use to manage the Fund during the first half of 1997?

A. There was no change in our strategic approach to managing the portfolio during this period. We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment.

      Our quantitative models look at the portfolio two different ways:
"top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which overall portfolio style has the most attractive performance prospects. The "bottom-up" approach uses our multi-factor stock scoring system to identify specific attractive stocks within our 2000-stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining them both within one portfolio.

Q. What are the portfolio's weights in different economic sectors, and how have these weightings affected performance?

A. The attached pie chart shows the Fund's portfolio weightings for each of the major economic sectors as of June 30, 1997. These weightings are not the primary driver of our portfolio management process, but there is an interesting perspective here. The Fund's greatest sector overweight is the Financial sector (26.3% weight vs. 15.3% in the S&P 500), and this sector was a superior performer in the first half of 1997. The Fund's greatest sector underweight was Utilities (3.2% weight vs. 8.5% in the S&P 500), and this sector was a significant underperformer in the first half. The two largest S&P 500 sectors are Consumer Staples and Technology, and the Fund weighting is close to the benchmark for both.

Q. Many investors have shifted to passive "indexing" in recent years. What does the future hold for "active" portfolio management?

A. As shown in the table above, within the U.S. stock market, large cap stocks have been substantially outperforming small caps for roughly the last 3 years. Most active money managers in the U.S. have tended to be substantially "underweighted" in the S&P 500 (large-cap) stocks, particularly the mega-cap stocks (the largest 50), causing their performance to lag the S&P 500 over this span.

      In response to those trends, "indexing" has been experiencing a boomlet of popularity. Many investors have been "throwing in the towel" on active portfolio management and shifting their money into funds which mimic a stock price index, most often the S&P 500. Promptly, those "index funds" turn around and buy the underlying stocks, with most of the money going into the mega-cap stocks. In the short run, this boomlet of popularity o7f indexing has been like a self-fulfilling prophecy: with the mega-cap stocks getting much of the incremental buying power, their prices have been pushed upward, leading the market.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Small cap stocks, compared to large ones, have now become very cheap by historic norms. Over the long term, relative valuations between large caps and small caps will almost certainly return to normal historic relationships, and that implies that small caps will have to "catch up" on a relative performance basis.

      The bottom line: Most active money managers have looked bad during the last few years, at least relative to the S&P 500 Index. However, this seems to be a very poor time for investors to throw in the towel on all active equity managers. Indeed, over the next several years, it seems quite likely that many active managers will be able to do substantially better than the venerable, but now-bloated, S&P 500 Index.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
as of June 30, 1997
---------------------------------------

                       Sector Weightings of Common Stocks
                        Held by the Fund on June 30, 1997

  [The following table was represented as a pie graph in the printed material.]

                           Utilities -- 2.5%

                           Credit Cyclicals -- 0.5%

                           Transportation -- 2.0%

                           Consumer Cyclicals -- 3.1%

                           Consumer Services -- 2.0%

                           Conglomerates -- 1.7%

                           Consumer Staples -- 18.8%

                           Basic Industry -- 4.0%

                           Capital Goods -- 6.2%

                           Financial -- 27.3%

                           Capital Goods/Technology -- 15.4%

                           Energy -- 16.5%

--------------------------------------------------------------------------------

                             The Guardian Stock Fund
                          Top 10 Holdings as of 6/30/97

--------------------------------------------------------------------------------
   1. General Electric                        3.65%
--------------------------------------------------------------------------------
   2. Bristol Myers Squibb                    2.67%
--------------------------------------------------------------------------------
   3. Intel Corporation                       2.48%
--------------------------------------------------------------------------------
   4. Exxon Corporation                       2.28%
--------------------------------------------------------------------------------
   5. Citicorp                                2.27%
--------------------------------------------------------------------------------
   6. Johnson & Johnson                       1.85%
--------------------------------------------------------------------------------
   7. DuPont DeNemours                        1.83%
--------------------------------------------------------------------------------
   8. Microsoft Corporation                   1.75%
--------------------------------------------------------------------------------
   9. BankAmerica                             1.69%
--------------------------------------------------------------------------------
  10. Royal Dutch Petroleum                   1.58%
--------------------------------------------------------------------------------
  For a complete list of portfolio holdings, please see the Schedule of Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Average Annual Returns(1)

                                                                  Life of Fund
                               1 Year     5 Years     10 Years   (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund        36.19%      23.43%      15.77%       17.51%
--------------------------------------------------------------------------------
S&P 500 Index(2)               34.59%      19.69%      14.53%       16.62%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

--------------------------------------------------------------------------------

                                    GSF           S&P         CPI
                                    ---           ---         ---

4/13/83                           $10,000       $10,000     $10,000
83
84
85
86
87
88
89                                            [NEED PLOT POINTS FOR THIS GRAPH]
90
91
92
93
94
95
96
6/30/97                           $99,134       $85,090     $16,463


A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $99,134 on June 30, 1997. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $85,090. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
---------------------------------------

[Photo of Thomas G. Sorell, C.F.A. Portfolio Manager]

Q. How did the Fund perform during the first half of 1997?

A. During the first half of 1997, the Fund returned 3.50%,(1) outperforming both the Lehman Aggregate Bond Index(2) which returned 3.09% and the 3.11% average return of our Lipper peer group.(3) Our Lipper peer group consists of other Lipper variable annuity subaccounts that invest primarily in bonds rated "BBB" or better.

Q. What factors affected the Fund's performance?

A. During the first quarter of 1997, fears that rapid economic growth would lead to higher inflation, given tight labor markets and high levels of capacity utilization, created a bearish market for bonds. The economy did in fact grow at a rate of 4.9% in the first quarter, well beyond what most economists would consider a non-inflationary pace. The Fed, anticipating this growth, tightened monetary policy by raising the Fed Funds rate by 0.25% on March 25. Although this move was not unexpected, the bond market, as measured by the Lehman Aggregate Bond Index, had a -0.56% return during the first quarter. As the economy slowed in the second quarter and the Fed left rates unchanged at the May 20 and July 2 policy meetings, the bond market recovered. With the Fed on hold, the yield on the 30-year Treasury bond dropped over 40 basis points, or -0.40%, during the second quarter and the Lehman Aggregate Bond Index posted its best quarterly return (3.67%) since the fourth quarter of 1995.

      The Fund's performance is principally attributable to a significant allocation to mortgage-backed securities and triple-B rated corporate bonds, which were two of the best performing subsectors when measured by the Lehman Aggregate Bond Index data on a duration-adjusted basis.(4) The Lehman Index's asset classes had the following nominal six-month returns through June 30: mortgage-backed securities 3.92%, corporate bonds 3.97%, and asset-backed securities 2.96%. Measured on a duration-adjusted basis, mortgages outperformed the other sectors, returning 1.14% over Treasuries, while the excess return on all corporate bonds was 0.55%, (triple-B-rated issues earned 0.96%), and asset-backed securities 0.25%.

      Mortgage-backed securities performed exceptionally well during the first half of 1997 predominantly due to declining levels of implied interest rate volatility and expectations of slower prepayment rates.

      The performance of the corporate sector varied significantly by credit quality during the first half of 1997. While the entire sector returned 0.55% on a duration-adjusted basis, bonds rated from triple-A to single-A returned between 40 and 45 basis points, while bonds rated triple-B earned more than two times that amount, returning 96 basis points. Our corporate bond investment strategy throughout the first half was to overweight triple-B rated credits that we believed had attractive return profiles as measured by both their breakeven spreads(5) to Treasuries and our expectation of an improvement in credit quality. Although we had numerous successes, one of our best was an investment in Comcast 8 7/8 due 5/1/2017. The security was purchased at a spread of 153 basis points, or 1.53% over Treasuries, and as of June 30 the spread had narrowed to 108 basis points or 1.08%. This represented a holding period return of 7.01% and a return in excess of Treasuries of 3.91%.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges.
    Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.
(5) Breakeven spreads, expressed in percentage terms, for a particular security represents the amount of yield spread widening which can occur over a specified time period, and still match the total return of another duration-equivalent security (usually Treasuries).


--------------------------------------------------------------------------------

The security was purchased at a spread of 153 basis points, or 1.53% over Treasuries, and as of June 30 the spread had narrowed to 108 basis points or 1.08%. This represented a holding period return of 7.01% and a return in excess of Treasuries of 3.91%.

      Asset-backed securities realized the lowest returns, both nominally and duration-adjusted, of the three main spread sectors for the first six months of 1997, but provided an attractive alternative to short duration Treasuries.

Q. What strategies did you use to manage the Fund?

A. The Fund's overall strategy continues to focus on optimal asset allocation and security selection, and to avoid market timing. This strategy should provide opportunities to outperform our benchmark and peer groups with a relatively low risk profile.

      More specifically, our strategy with respect to mortgage-backed securities consisted of adding seasoned pools with favorable prepayment histories and incremental option adjusted spread,(6) as well as continuing to finance newly issued collateral. As Treasury yields declined further, we became concerned that prepayment risk would rise and/or volatility would increase, both of which would negatively affect the mortgage market. As of June 30, 1997, we are underweighted in mortgages relative to the Lehman Aggregate Bond Index.

      Our corporate strategy has been to increase and diversify our corporate holdings, especially in the higher yielding sector triple-B rated credits. During the first half of 1997 we increased our corporate holdings to 35% of the Fund's Portfolio. We made new investments in the transportation and bank capital securities sectors, while adding to our exposure to the cable/media and tobacco sectors. Overall, we will continue to take our credit risk in the short end of the yield curve where breakeven spreads are attractive, and become more defensive given the tight level of quality spreads by predominantly investing in higher-rated improving credits in longer maturities.

      Our asset-backed securities strategy continues to focus on adding value at the short end of the yield curve, and as of quarter-end the Fund was substantially overweighted in this sector versus the Lehman Aggregate Bond Index. During the first half of the year, the Fund moved from securities backed by credit card and auto receivables into securities backed by home equity and home improvement loans, which offered higher yield spreads and better diversification.

--------------------------------------------------------------------------------
(6) Option-adjusted spread means the incremental return or risk premium over Treasury securities, that has been adjusted for interest rate volatility and for the effect of options.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of June 30, 1997
------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year .................................................................  8.62%
5 Years ................................................................  6.73%
10 Years ...............................................................  8.59%
Since Inception (5/1/83) ...............................................  9.32%

--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                               Guardian Bond Fund
                        (Asset Quality According to S&P)

                    AAA - 50.3%
                    BBB - 28.6%
                    A - 13.0%
                    AA - 4.1%
                    Other Assets - 1.6%
                    Cash/Short Term Equivalent - 1.3%
                    BB - 1.2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
-----------------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Q. How has the Fund performed during the first half of 1997?

A. The Fund performed well in the first half of this year, returning 15.4%(1) compared to a rise of 11.3% in our benchmark index -- the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index.(2)

      Within the overall Index return, the Continental European region was the strongest, its return of 17.1% in the first six months of 1997 being driven by healthy stock markets in Germany (up 16.9%) and Switzerland (up 31.6%). Domestic economies remain relatively weak but exporters in Germany have benefited from a more competitive Deutschemark and strong demand from outside the region. Strength in the Japanese market in the second quarter of the period, off the back of good company results, reversed negative first quarter returns to give a six-month rise of 9.2%, well ahead of the weak smaller Asia Pacific markets such as Malaysia, which fell 11.8%.

Q. What factors contributed to the performance of the Fund?

A. The greatest contribution to the Fund's outperformance came from the very good relative performance of the stocks we hold in Japan, with the Fund returning 19.9% in this country during the first half of the year. This compares very favorably with the Index return attributable to Japan of 9.2%. It is encouraging that the share prices of well-managed, financially strong companies with dominant market positions in attractive industries have been showing the outperformance they deserve. We are seeing distinct changes in the financial environment in Japan, with deregulation and welcome alterations to the rules governing domestic pension fund investment, which we feel will lead to greater acknowledgement by the market of the attractions of the highest quality companies and to more appropriate ratings. It is also fair to say that a weaker yen has helped exporters to increase profits ahead of the already buoyant 18% year-on-year recurring profits growth of non-financial Japanese companies as a whole.

      The Fund also gained from a strong performance in Continental Europe, with a 47.1% return in Switzerland and 24.6% in the Netherlands. Additionally, the portfolio contains many stocks benefiting from restructuring, with managements focusing on making their companies more profitable and shareholder friendly. The share prices of these stocks are reflecting the realization, by international investors, of the potential cost efficiencies and enhanced earnings which can be gained by the restructuring process.

      Our strategic country allocation also had a positive impact on the Fund's overall performance. This came primarily from heavy weighting in Continental Europe, where returns were high, together with an early move out of the less attractive, smaller Asia Pacific markets.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The Index is capitalization-weighted and carries a significantly higher weighting in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and the MSCI EAFE Index may not therefore always correlate closely. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What strategies did you use to manage the Fund?

A. During this period many markets continued to be expensive, relative to historic levels, on a number of different measures. However, we have recognized that a high level of liquidity worldwide has been driv-ing markets. Our strategy has continued to be one of stock-driven allocation and this proved successful again in the first half of this year. For example, in both Continental Europe and Japan, by selecting the high quality exporters with dominant worldwide market shares, the Fund's returns from these geographical areas have been high. This is despite weak domestic economies which alone are not sufficiently strong to underpin significant earnings growth. This approach continues to pay dividends and our investment professionals' efforts are focused on finding further attractive investments in the ever-changing stock markets of the world.

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
as of June 30, 1997
---------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location

                 U.K.  -- 13.4%
                 Cash -- 2.8%
                 Latin America  -- 5.2%
                 Far East  -- 10.8%
                 (excluding Japan)
                 Continental
                   Europe  -- 41.6%
                 Japan -- 26.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year ..............................................................     31.25%
3 Year ..............................................................     14.45%
5 Year ..............................................................     14.67%
Since Inception (2/8/91) ............................................     14.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    Company             Nature of Company           Country
    -------             -----------------           -------

  1. Novartis           Pharmaceuticals             Switzerland

  2. Rohm               General Industry            Japan

  3. Banco Santander    Banking                     Spain

  4. Canon              Electronic Equipment        Japan

  5. Volkswagen         Vehicle Manuf.              Germany

  6. Mannesmann         Industrial Conglomerate     Germany

  7. Sony               Electronic Equipment        Japan

  8. Adidas             Sports Apparel              Germany

  9. Gucci Group        Luxury Goods/Apparel        Italy

 10. ABN Amro           Banking                     Netherlands

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
---------------------------------

            [Value Line LOGO]

Q. How did the Fund perform for the six months ended June 30, 1997?

A. The Value Line Centurion Fund, with a 9.9%(1) return, underperformed the 20.6% return produced by the S&P 500(2) on a total return basis by 10.7% during the first half of 1997. Most of the damage was done during the first quarter, when Centurion produced a -4.8% return, which underperformed the 2.7% generated by the S&P 500, for a total performance spread of -7.5%. Returns improved during the second quarter, with Centurion producing a 15.5% return versus 17.5% for the S&P 500.

Q. What factors affected the Fund's performance?

A. The Value Line Centurion Fund selects from among the #1 and #2 ranked stocks in the Value Line Ranking System to make its bottoms-up stock picks and to structure the portfolio. Unfortunately, the Value Line Ranking System, whose focus is on small- and mid-capitalization growth stocks, was out of favor during the early part of this year, as the market's focus was more attuned to large-capitalization value stocks.

      To best illustrate this capitalization-based divergence in the financial markets, consider the following relative performance trend. For the first four months of this year, the S&P 500, as a proxy for large-capitalization stocks, produced an 8.8% total return. That compares with a loss of -4.9% for the Russell 2000,(3) as a small- and mid-cap proxy, over the same period of time, for a total underperformance of -13.7%. During May and June, however, the S&P 500 was up 10.8%, versus 15.9% for the Russell 2000, as the small- and mid-cap index outperformed the large-cap stocks by 5.1%.

      Moreover, even though the S&P 500 solidly outperformed the Russell 2000 in the early going in 1997, the financial markets were highly volatile, suffered from extremely narrow breadth and focused almost exclusively on the largest blue chip stocks within the index. For example, the 50 largest companies within the S&P 500 (known as the Nifty Fifty) comprise nearly half of that index's market capitalization, while 20 of the 30 Dow Jones Industrial Average (DJIA)(4) stocks are included within that largest 10% grouping. Further, the 100 largest stocks in the S&P 500 collectively account for nearly two-thirds of the index's market cap, while simultaneously accounting for 26 of the DJIA's 30 stocks. In addition, with the divisor on the DJIA now at about 0.269, a single point move in each of the 30 DJIA component stocks on the same day will result in roughly an 111-point move.

      So it would appear that the financial market's focus on a New Era Nifty Fifty or Hot One Hundred created enough volatility among a handful of stocks to generate a powerful move for the entire S&P 500 Index. Unfortunately for Value Line, only about one-third of the 100 largest S&P 500 stocks were ranked either a #1 or a #2 in the Value Line Ranking System, which impaired our relative performance over the first half of the year. However, the market's more recent trend, in which its focus is broadening to allow small- and mid-cap stocks to catch up to the large-caps, has benefited Value Line's relative performance.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses, which are deducted from the Fund's return.

(4) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What strategies did you use to manage the Fund?

A. We continue to believe that we are in the midst of a moderate-growth economy with benign levels of inflation. As a result, the Value Line Ranking System screens for stocks that are expected to produce revenue and earnings growth that could be significantly above the 7-8% level expected for the S&P 500 over the next five years. Yet, such stocks should trade at reasonable levels of relative valuation for them to be attractive to us.

      Our models have identified three industry sectors that have particular appeal to us, with regard to our dual disciplines for above-average sales and profit growth and below-average relative valuation: technology, financial services, and energy. Unfortunately, each of these three sectors, in which we are overweighted compared with the S&P 500, underperformed the market during the first quarter of 1997, resulting in our poor relative performance.

      Since that time, however, the markets have begun to recognize the strong underlying fundamentals of these sectors, and technology, financial, and oil service and drilling stocks have more recently outperformed their benchmark. We believe that this trend will continue, as investors begin to sector rotate by taking profits in stocks that have achieved fair value and by reinvesting those funds in undervalued lagging issues.

      The combination of stronger-than-expected company profits and lower-than-expected interest rates has ignited a furious 30% rally in the Dow Jones Industrial Average (DJIA) over the past three months, to record levels, just under 8,300. As of this writing, we are forecasting an upside objective for the DJIA of about 8,900 in 1998 and 8,300 during 1997. As a result, we believe, that the DJIA has probably rallied too far and too fast, discounting a tremendous amount of good news on the economy, interest rates, and corporate profits in the process. We would not be surprised to see a near-term disappointment in any of these areas, which we believe could result in some profit taking, perhaps to the 7,600 level.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of June 30, 1997
----------------------------------------

  [The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector

               Consumer Goods
                (Non-Durables) -- 13.6%
               Consumer Cyclical -- 0.1%
               Capital Goods -- 3.1%
               Energy -- 18.9%
               Financial -- 27.2%
               Consumer Growth -- 9.6%
               Technology -- 20.6%
               Cash -- 7.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year ...............................................................    15.23%
5 Years ..............................................................    18.07%
10 Years .............................................................    13.95%
Since Inception (11/15/83) ...........................................    13.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    1. Citicorp

    2. Transocean Offshore Inc.

    3. Nike Inc.

    4. Tidewater Inc

    5. Computer Assoc.

    6. Medtronic Inc.

    7. Conseco Inc.

    8. Ascend Communications Inc.

    9. Louisiana Land & Exploration Co.

   10. HBO & Co.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
------------------------------------------------

            [Value Line LOGO]

Q. How has the Trust performed during the first half of 1997?

A. In the first half of 1997, the Trust earned a total return of 7.03%.(1) This compared with a total return of 20.61% for the unmanaged Standard & Poor's 500 Index(2) and a total return of 2.75% for the unmanaged Lehman
Government/Corporate Bond Index.(3)

      Since inception nearly ten years ago, the Trust has essentially matched the performance of the S&P 500, with an annualized total return of 14.25% versus the S&P's 14.31%. We are quite pleased with this track record, especially considering that the Trust has held significant amounts of cash and bonds. Over the same period, the Lehman Government/Corporate Bond Index returned 9.28% annually.

Q. What factors affected performance of the Trust?

A. The portfolio's stock allocation has been only 45%-50% of total assets this year, which reduced returns in the powerful stock market rally. Obviously, during periods of rising stock prices, we would prefer to be 100% invested in stocks. Over time, however, the portfolio's bond and cash holdings have produced a reduced risk profile for investors, while still allowing the Trust to generate excellent long-term total returns, as described above.

      A second factor limiting this year's gains has been stock selection. Optimally, the Trust would have held the largest stocks in the S&P 500 during the period. By contrast, though, the Trust holds a widely diversified portfolio of over 100 small-, medium-, and large-capitalization stocks. Small- and mid-cap stocks lagged the S&P 500 by an unusually large degree in the first half of 1997, and this affected the Trust's performance. The bond market, meanwhile, was relatively flat in the first half of 1997 and had only a minor effect on performance.

Q. How does the Trust determine asset allocation?

A. The Trust uses Value Line's proprietary stock and bond market models to determine the suggested optimal asset allocation at any given time. These models use a number of different economic and financial variables. This year's rise in stock prices, combined with relatively steady interest rates, has kept the Trust's stock allocation below its long-term central tendency of 55%. At June 30, the stock allocation was 45%. The bond model has maintained an essentially neutral stance; hence, the approximately 30% position in bonds and remaining 25% position in cash.

Q. What strategies were used in stock and bond selection?

A. For stock selection, we rely primarily upon the renowned Value Line Timeliness Ranking System, which favors stocks with strong earnings and price

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

momentum. To reduce risk, we maintain a very diversified portfolio and avoid large bets on any particular sector or company. In addition, we invest in certain stocks that are ranked neutral by our Ranking System, such as utilities or energy companies, in order to increase the portfolio's dividend yield and further reduce risk.

      As for bonds, our policy is to invest only in high-quality securities. The Trust's bondholdings are currently all in U.S. Treasuries, because the extra yield currently offered by corporate bonds or U.S. agencies is too modest to be attractive. Maturities in the portfolio range from one to 25 years, with an average of about five years.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of June 30, 1997
----------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year .................................................................  12.32%
5 Years ................................................................  14.93%
Since Inception (10/1/87) ..............................................  14.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

  1. Safeway Inc.

  2. Johnson & Johnson

  3. Conseco

  4. Kroger Co.

  5. United Technologies

  6. Omnicom Group

  7. Pfizer Inc.

  8. Symbol Technologies

  9. Coca-Cola Enterprises

 10. International Business Machines

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

 [The following tables were represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

                      Portfolio Composition by Asset Class

      December 31, 1996                           June 30, 1997
      -----------------                           -------------

       Cash       22.2%                         Cash        24.0%

       Stocks     48.0%                         Stocks      45.1%

       Bonds      29.8%                         Bonds       30.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
-----------------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Q. How did The Guardian Cash Fund perform during the first six months of 1997?

A. As of June 24, 1997, the effective 7-day annualized yield for the Fund was 5.20%.(1) The Fund produced an annualized total return of 4.99% through June 30.(2) In contrast, the average Tier One money market fund, as measured by IBC Financial Data, had an effective 7-day annualized yield of 5.06% at June 24, 1997 and returned 4.89%. IBC Financial Data is a research firm that tracks money market funds.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On March 25, the Federal Reserve raised the Federal Funds target from 5.25% to 5.50%. This move followed several months of strong economic data particularly with respect to housing data, consumer consumption and payroll data. The discount rate was left unchanged at 5.00%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The discount rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty regarding the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallied, cash was transferred by our investors to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity--24 days as of June 24, 1997. The average Tier One money market fund, as measured by IBC Financial Data, had an average maturity of 60 days.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide upon their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (95.5%) was invested in commercial paper; the balance (4.5%) was invested in repurchase agreements.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

--------------------------------------------------------------------------------

(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       This page intentionally left blank.



--------------------------------------------------------------------------------
                                       19

---------                                                              ---------
Separate                                                               Separate
Account C                                                              Account C
---------                                                              ---------
   1                                                                      1
---------                                                              ---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)



                                                                                                       Baillie
                                                                   Guardian    Guardian   Guardian     Gifford     Value Line
                                                                     Stock       Bond       Cash    International  Centurion
                                                       Combined      Fund        Fund       Fund        Fund          Fund
                                                       ----------------------------------------------------------------------
FIFO Cost ..........................................          --  $3,297,658  $ 245,141   $37,033    $  897,414    $567,695
                                                      ==========  ==========  =========   =======    ==========    ========

Assets
  Shares outstanding ...............................          --      98,066     20,566     3,703        56,356      24,535
  Net asset value per share (NAV) ..................          --       44.93      11.88     10.00         19.68       27.29
    Total  Assets (Shares x NAV) ...................  $7,394,268   4,406,104    244,318    37,033     1,109,095     669,547
                                                      ----------  ----------  ---------   -------    ----------    --------

Liabilities
  Due to The Guardian Insurance
  & Annuity Company, Inc. ..........................      31,450      22,799      1,079       641         2,609       1,427
                                                      ----------  ----------  ---------   -------    ----------    --------
Net Assets -- Note 4 ...............................  $7,362,818  $4,383,305  $ 243,239   $36,392    $1,106,486    $668,120
                                                      ==========  ==========  =========   =======    ==========    ========

-----------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

   COMBINED STATEMENT OF OPERATIONS
   Six Months Ended June 30, 1997 (Unaudited)

Investment Income
   Income:
    Reinvested dividends ...........................  $   32,747  $   20,605  $   7,329   $   982    $    3,831         $--
  Expenses -- Note 3:
    Mortality and expense risk charges .............      20,923      12,983        669       112         2,623       1,972
                                                      ----------  ----------  ---------   -------    ----------    --------
  Net investment income/(expense) ..................      11,824       7,622      6,660       870         1,208      (1,972)
                                                      ----------  ----------  ---------   -------    ----------    --------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale
     of investments ................................     160,339     107,431     (4,994)       --        13,183      26,099
    Reinvested realized gain distributions .........      75,413      73,419         --        --         1,994          --
                                                      ----------  ----------  ---------   -------    ----------    --------
    Net realized gain/(loss) on investments ........     235,752     180,850     (4,994)       --        15,177      26,099
                                                      ----------  ----------  ---------   -------    ----------    --------

  Unrealized appreciation/(depreciation) of
   investments:
    End of period ..................................   1,604,597   1,108,446       (823)       --       211,681     101,852
    Beginning of period ............................     907,706     616,872     (6,964)       --        90,479      65,797
                                                      ----------  ----------  ---------   -------    ----------    --------
    Change in unrealized appreciation/(depreciation)     696,891     491,574      6,141        --       121,202      36,055
                                                      ----------  ----------  ---------   -------    ----------    --------
   Net realized and unrealized gain/(loss) from
    investments ....................................     932,643     672,424      1,147        --       136,379      62,154
                                                      ----------  ----------  ---------   -------    ----------    --------
     Net Increase/(Decrease) in Net Assets
      Resulting from Operations ....................  $  944,467  $  680,046  $   7,807   $   870    $  137,587    $ 60,182
                                                      ==========  ==========  =========   =======    ==========    ========

                                                        Value Line
                                                        Strategic
                                                          Asset
                                                        Management
                                                          Trust
                                                      -----------

FIFO Cost ..........................................    $744,730
                                                        ========

Assets
  Shares outstanding ...............................      39,598
  Net asset value per share (NAV) ..................       23.44
    Total  Assets (Shares x NAV) ...................     928,171
                                                        --------

Liabilities
  Due to The Guardian Insurance
  & Annuity Company, Inc. ..........................       2,895
                                                        --------
Net Assets -- Note 4 ...............................    $925,276
                                                        ========

-----------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

   COMBINED STATEMENT OF OPERATIONS
   Six Months Ended June 30, 1997 (Unaudited)

Investment Income
   Income:
    Reinvested dividends ...........................         $--
  Expenses -- Note 3:
    Mortality and expense risk charges .............       2,564
                                                        --------
  Net investment income/(expense) ..................      (2,564)
                                                        --------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale
     of investments ................................      18,620
    Reinvested realized gain distributions .........          --
                                                        --------
    Net realized gain/(loss) on investments ........      18,620
                                                        --------

  Unrealized appreciation/(depreciation) of
   investments:
    End of period ..................................     183,441
    Beginning of period ............................     141,522
                                                        --------
    Change in unrealized appreciation/(depreciation)      41,919
                                                        --------
   Net realized and unrealized gain/(loss) from
    investments ....................................      60,539
                                                        --------
     Net Increase/(Decrease) in Net Assets
      Resulting from Operations ....................    $ 57,975
                                                        ========


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                    20 & 21

---------                                                              ---------
Separate                                                               Separate
Account C                                                              Account C
---------                                                              ---------
   1                                                                      1
---------                                                              ---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

COMBINED STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1996 (Audited) and
Six Months Ended June 30, 1997 (Unaudited)


                                                                                                             Baillie
                                                                      Guardian     Guardian    Guardian      Gifford     Value Line
                                                                        Stock        Bond        Cash     International  Centurion
                                                        Combined        Fund         Fund        Fund         Fund         Fund
                                                       ----------------------------------------------------------------------------
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
    Net investment income/(expense) .................  $   55,926   $    23,872   $  14,607    $  2,095     $    7,887   $   (801)
    Net realized gain/(loss) from sale of
     investments ....................................     222,679       111,916        (793)         --         33,418     43,704
    Reinvested realized gain distributions ..........     498,605       384,957          --          --         11,818     64,447
    Change in unrealized appreciation/(depreciation)
     of investments .................................     206,488       167,054      (8,081)         --         56,249    (31,359)
                                                       ----------   -----------   ---------    --------     ----------   --------
    Net increase/(decrease) resulting from operations     983,698       687,799       5,733       2,095        109,372     75,991
                                                       ----------   -----------   ---------    --------     ----------   --------

------------------------
1996 Policy Transactions
------------------------
    Transfer of net premium .........................   1,620,112       956,718      61,595      19,611        256,230    129,308
    Transfer on account of death ....................      (7,086)       (2,370)         --          --             --         --
    Transfer on account of other terminations .......    (190,477)     (148,360)     (4,388)       (184)       (17,977)     7,422
    Transfer of policy loans ........................    (138,977)     (112,243)     (2,853)     (2,240)        39,663    (28,339)
    Transfer between funds ..........................          --        15,245     (18,996)    (48,210)        20,755     14,896
    Transfer of cost of insurance ...................    (339,105)     (202,991)    (12,564)     (5,503)       (45,943)   (30,245)
    Transfers -- other ..............................         280          (233)        (68)         (7)           288          1
                                                       ----------   -----------   ---------    --------     ----------   --------
    Net increase/(decrease) from contract
     transactions ...................................     944,747       505,766      22,726     (36,533)       253,016     93,043
                                                       ----------   -----------   ---------    --------     ----------   --------
Total Increase/(Decrease) in Net Assets .............   1,928,445     1,193,565      28,459     (34,438)       362,388    169,034
    Net Assets at December 31, 1995 .................   4,268,000     2,302,995     237,841      69,970        561,976    458,330
                                                       ----------   -----------   ---------    --------     ----------   --------

    Net Assets at December 31, 1996 .................  $6,196,445   $ 3,496,560   $ 266,300    $ 35,532     $  924,364   $627,364
                                                       ==========   ===========   =========    ========     ==========   ========

----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
    Net investment income/(expense) .................  $   11,824   $     7,622   $   6,660    $    870     $    1,208   $ (1,972)
    Net realized gain/(loss) from sale of
     investments ....................................     160,339       107,431      (4,994)         --         13,183     26,099
    Reinvested realized gain distributions ..........      75,413        73,419          --          --          1,994         --
    Change in unrealized appreciation/(depreciation)
     of investments .................................     696,891       491,574       6,141          --        121,202     36,055
                                                       ----------   -----------   ---------    --------     ----------   --------
    Net increase/(decrease) resulting from
     operations .....................................     944,467       680,046       7,807         870        137,587     60,182
                                                       ----------   -----------   ---------    --------     ----------   --------

------------------------
1997 Policy Transactions
------------------------
    Transfer of net premium .........................     746,381       452,870      21,957       9,786        103,136     74,843
    Transfer on account of death ....................          --            --          --          --             --         --
    Transfer on account of other terminations .......    (288,577)     (120,473)    (17,650)     (3,945)       (23,875)   (78,275)
    Transfer of policy loans ........................     (67,943)      (32,495)     (4,448)       (214)       (17,548)    (5,743)
    Transfer between funds ..........................          --         8,149     (24,954)     (3,759)         5,976      5,095
    Transfer of cost of insurance ...................    (167,940)     (101,372)     (5,756)     (1,875)       (23,163)   (15,334)
    Transfers -- other ..............................         (15)           20         (17)         (3)             9        (12)
                                                       ----------   -----------   ---------    --------     ----------   --------
    Net increase/(decrease) from contract
     transactions ...................................     221,906       206,699     (30,868)        (10)        44,535    (19,426)
                                                       ----------   -----------   ---------    --------     ----------   --------
Total Increase/(Decrease) in Net Assets .............   1,166,373       886,745     (23,061)        860        182,122     40,756
    Net Assets at December 31, 1996 .................   6,196,445     3,496,560     266,300      35,532        924,364    627,364
                                                       ----------   -----------   ---------    --------     ----------   --------
    Net Assets at June 30, 1997 -- Note 4 ...........  $7,362,818   $ 4,383,305   $ 243,239    $ 36,392     $1,106,486   $668,120
                                                       ==========   ===========   =========    ========     ==========   ========

                                                         Value Line
                                                         Strategic
                                                           Asset
                                                         Management
                                                           Trust
                                                       ---------------
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
    Net investment income/(expense) .................    $  8,266
    Net realized gain/(loss) from sale of
     investments ....................................      34,434
    Reinvested realized gain distributions ..........      37,383
    Change in unrealized appreciation/(depreciation)
     of investments .................................      22,625
                                                         --------
    Net increase/(decrease) resulting from operations     102,708
                                                         --------

------------------------
1996 Policy Transactions
------------------------
    Transfer of net premium .........................     196,650
    Transfer on account of death ....................      (4,716)
    Transfer on account of other terminations .......     (26,990)
    Transfer of policy loans ........................     (32,965)
    Transfer between funds ..........................      16,310
    Transfer of cost of insurance ...................     (41,859)
    Transfers -- other ..............................         299
                                                         --------
    Net increase/(decrease) from contract
     transactions ...................................     106,729
                                                         --------
Total Increase/(Decrease) in Net Assets .............     209,437
    Net Assets at December 31, 1995 .................     636,888
                                                         --------
    Net Assets at December 31, 1996 .................    $846,325
                                                         ========

----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
    Net investment income/(expense) .................    $ (2,564)
    Net realized gain/(loss) from sale of
     investments ....................................      18,620
    Reinvested realized gain distributions ..........          --
    Change in unrealized appreciation/(depreciation)
     of investments .................................      41,919
                                                         --------
    Net increase/(decrease) resulting from
     operations .....................................      57,975
                                                         --------

------------------------
1997 Policy Transactions
------------------------
    Transfer of net premium .........................      83,789
    Transfer on account of death ....................          --
    Transfer on account of other terminations .......     (44,359)
    Transfer of policy loans ........................      (7,495)
    Transfer between funds ..........................       9,493
    Transfer of cost of insurance ...................     (20,440)
    Transfers -- other ..............................         (12)
                                                         --------
    Net increase/(decrease) from contract
     transactions ...................................      20,976
                                                         --------
Total Increase/(Decrease) in Net Assets .............      78,951
    Net Assets at December 31, 1996 .................     846,325
                                                         --------
    Net Assets at June 30, 1997 -- Note 4 ...........    $925,276
                                                         ========


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                    22 & 23

---------
Separate
Account C
---------
   1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises six investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc.
(GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund
(BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund).

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      On January 12, 1989, GIAC allocated $100,000 from its general funds to the Account which was invested in GCF to facilitate the commencement of operations.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The change in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis. In 1996, the basis used in recording gains and losses on investments sold was changed from the last in, first out (LIFO) basis to the first in, first out (FIFO) basis. This change had no effect on the net assets of the Account.


--------------------------------------------------------------------------------

                                                                       ---------
                                                                       Separate
                                                                       Account C
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

      During the six months ended June 30, 1997 and the year ended December 31, 1996, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account C     Purchases   Purchases      Sales       Sales
                                     June 30,  December 31,   June 30,  December 31,
                                      1997         1996         1997        1996
                                    ---------  ------------  ---------  ------------
Guardian Stock Fund ..............  $491,294   $1,171,180    $224,698    $231,645
Guardian Bond Fund ...............    31,169       67,808      56,708      29,174
Guardian Cash Fund ...............    13,095       26,105      12,122      60,284
Baillie Gifford International Fund   101,767      410,261      58,405     132,884
Value Line Centurion Fund ........    83,226      323,326     108,652     163,333
Value Line SAM Trust .............    77,731      238,292      63,756      81,492
                                    --------   ----------    --------    --------
   Total .........................  $798,282   $2,236,972    $524,341    $698,812
                                    ========   ==========    ========    ========

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .50% of the policy account value.

      In addition, GIAC makes a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance in-force, as compensation for the anticipated cost of paying death benefits.

      Under the terms of the policy, GIAC deducts charges from the gross premiums before transferring the net premiums (gross premiums less other contractual charges) to the Account. These other contractual charges consist of:

      a) a $50 annual policy fee;

      b) an administrative charge of $5 per $1,000 of the policy's face amount, assessed against the first premium only; and

      c) an annual state premium tax charge of approximately 2.5% of the basic premium.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.


--------------------------------------------------------------------------------

---------
Separate
Account C
---------
   1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

-----------------------------------------------
Note 4 -- Net Assets, June 30, 1997 (Unaudited)
-----------------------------------------------

      At June 30, 1997, net assets of the Account were as follows:

      Accumulation of Annual Premium
        Variable Life Insurance
        Policyowners' Accounts        $7,362,818

      The amount retained by GIAC in the Account is comprised of GIAC's initial contribution to the Account together with amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

      In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------



                      This page intentionally left blank.



--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1997 (Unaudited)

----------------------
COMMON STOCKS -- 95.7%
----------------------

     Shares                                                Value
----------------------------------------------------------------

Aerospace and Defense -- 3.1%
   473,146  Boeing Co.                            $   25,106,310
    32,600  General Dynamics Corp.                     2,445,000
    60,800  Gulfstream Aerospace Corp.                 1,793,600
    77,025  Lockheed Martin Corp.                      7,976,902
   276,400  Logicon, Inc.                             14,649,200
   201,750  Precision Castparts Corp.                 12,029,344
    95,800  Rockwell Int'l. Corp.                      5,652,200
    25,000  Sundstrand Corp.                           1,395,312
    40,000  Thiokol Corp.                              2,800,000
    53,000  TRW, Inc.                                  3,011,063
   113,100  United Technologies Corp.                  9,387,300
                                                  --------------
                                                      86,246,231
                                                  --------------

Air Transportation -- 0.8%
   143,000  AMR Corp., DE                             13,227,500
   151,000  Continental Airlines, Inc.                 5,275,563
    54,000  UAL Corp.                                  3,864,375
                                                  --------------
                                                      22,367,438
                                                  --------------

Appliance and Furniture -- 0.3%
    40,000  Ethan Allen Interiors, Inc.                2,280,000
   136,500  Furniture Brands Int'l., Inc.              2,644,688
    40,000  Hon Industries, Inc.                       1,770,000
    30,000  Leggett & Platt, Inc.                      1,290,000
    50,000  Miller Herman, Inc.                        1,800,000
                                                  --------------
                                                       9,784,688
                                                  --------------

Automotive-Parts -- 0.3%
    19,437  AUTOLIV, INC.                                760,473
    37,500  BORG-WARNER AUTOMOTIVE, INC.               2,027,344
    84,000  GOODYEAR TIRE & RUBBER CO.                 5,318,250
    17,000  TOWER AUTOMOTIVE, INC.                       731,000
                                                  --------------
                                                       8,837,067
                                                  --------------

Biotechnology -- 0.2%
     93,600  Amgen, Inc                                5,440,500
                                                  --------------

Building Materials and Homebuilders -- 0.7%
    18,000  Armstrong World Industries, Inc.           1,320,750
   123,000  Johns Manville Corp.                       1,452,938
    95,000  Lennar Corp.                               3,034,063
   120,000  McGrath Rent Corp.                         2,460,000
    68,200  Sherwin-Williams Co.                       2,105,675
    30,000  Southdown, Inc.                            1,308,750
    65,000  USG Corp.                                  2,372,500
    36,000  U.S. Home Corp.                              956,250
    45,700  Vulcan Materials Co.                       3,587,450
    30,400  Webb (Del) Corp.                             494,000
                                                  --------------
                                                      19,092,376
                                                  --------------

Capital Goods-Miscellaneous Technology -- 0.5%
    79,650  Martin Marietta Materials, Inc.            2,578,669
   282,713  Paychex, Inc.                             10,743,075
    60,400  Rexel, Inc.                                1,117,400
                                                  --------------
                                                      14,439,144
                                                  --------------

Chemicals -- 2.6%
   141,000  Cambrex Corp.                              5,604,750
   798,000  E.I. Dupont de Nemours, Inc.              50,174,250
    81,100  Lubrizol Corp.                             3,401,131
    57,000  Morton Int'l., Inc.                        1,720,688
   102,000  PPG Industries, Inc.                       5,928,750
    40,000  Rohm & Haas Co.                            3,602,500
                                                  --------------
                                                      70,432,069
                                                  --------------

Computer Software -- 2.5%
    50,000  Affiliated Computer Services, Inc.         1,400,000
   107,800  BMC Software, Inc.                         5,969,425
    32,400  Cadence Design Systems, Inc.               1,085,400
    86,200  Compuware Corp.                            4,116,050
    56,000  Fair Isaac & Co., Inc.                     2,495,500
   380,000  Microsoft Corp.                           48,022,500
    52,000  Sterling Software, Inc.                    1,625,000
    69,400  SunGuard Data Systems, Inc.                3,227,100
                                                  --------------
                                                      67,940,975
                                                  --------------

Computer Systems -- 5.1%
   291,500  Compaq Computer Corp.                     28,931,375
    49,500  Diebold, Inc.                              1,930,500
    30,300  Hewlett Packard Co.                        1,696,800
    57,500  Honeywell, Inc.                            4,362,813
   299,500  Int'l. Business Machines                  27,011,156
   478,200  Lexmark Int'l. Group, Inc.                14,525,325
   115,000  Pitney Bowes, Inc.                         7,992,500
   114,000  Quantum Corp.                              2,315,625
    87,000  SCI Systems, Inc.                          5,546,250
   667,000  Storage Technology Corp.                  29,681,500
    49,000  Stratus Computer, Inc.                     2,450,000
   102,800  Sun Microsystems, Inc.                     3,826,088


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                      2
                                                                ----------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

    90,000  Tandem Computers, Inc.                $    1,822,500
   247,800  Western Digital Corp.                      7,836,675
                                                  --------------
                                                     139,929,107
                                                  --------------

Conglomerates -- 1.6%
   102,900  Allied Signal, Inc.                        8,643,600
   149,800  Loews Corp.                               14,998,725
   310,000  Textron, Inc.                             20,576,250
                                                  --------------
                                                      44,218,575
                                                  --------------

Drugs and Hospitals -- 11.2%
   401,300  Abbott Laboratories                       26,786,775
    99,660  Allegiance Corp.                           2,715,735
   460,700  American Home Products Corp.              35,243,550
    44,200  Becton Dickinson & Co.                     2,237,625
   903,400  Bristol-Myers Squibb Corp.                73,175,400
   102,848  Eli Lilly & Co., Inc.                     11,242,572
    25,000  Health Care & Retirement Corp.               834,375
    34,200  Integrated Health Services, Inc.           1,316,700
   789,800  Johnson & Johnson                         50,843,375
   136,400  Kinetic Concepts, Inc.                     2,455,200
    23,000  Lincare Hldgs., Inc.                         989,000
   288,500  Merck & Co., Inc.                         29,859,750
   250,900  Pfizer, Inc.                              29,982,550
   413,400  Schering-Plough Corp.                     19,791,525
    20,000  Sybron Int'l. Corp., WI                      797,500
    12,000  Unitrin, Inc.                                732,000
   362,000  Universal Health Services, Inc.           13,937,000
    46,700  Warner-Lambert Co.                         5,802,475
    26,000  Wellpoint Health Networks, Inc.            1,192,750
                                                  --------------
                                                     309,935,857
                                                  --------------

Electrical Equipment -- 4.3%
   256,800  Emerson Electric Co.                      14,140,050
 1,541,200  General Electric Co.                     100,755,950
    25,500  W.W. Grainger, Inc.                        1,993,781
     6,500  Jabil Circuit, Inc.                          545,188
                                                  --------------
                                                     117,434,969
                                                  --------------

Electronics and Instruments -- 0.3%
    64,400  Analogic Corp.                             2,189,600
    84,400  Dynatech Corp.                             3,017,300
    30,700  Sanmina Corp.                              1,949,450
                                                  --------------
                                                       7,156,350
                                                  --------------

Energy-Miscellanneous -- 0.4%
   192,500  Giant Industries, Inc.                     3,043,906
   237,430  Holly Corp.                                5,891,232
    84,000  Howell Corp.                               1,680,000
                                                  --------------
                                                      10,615,138
                                                  --------------

Entertainment and Leisure -- 0.1%
    78,800  Galoob Toys, Inc.                          1,487,350
    17,000  Harley-Davidson, Inc.                        814,938
    24,000  Regal Cinemas, Inc.                          792,000
                                                  --------------
                                                       3,094,288
                                                  --------------

Financial-Banks -- 13.4%
   244,839  Banc One Corp.                            11,859,389
   720,000  BankAmerica Corp.                         46,485,000
   171,000  Bank of Boston Corp.                      12,322,688
   146,000  Barnett Banks, Inc.                        7,665,000
   434,468  Chase Manhattan Corp.                     42,170,550
   517,484  Citicorp                                  62,389,165
    96,800  Comerica, Inc.                             6,582,400
    30,000  Compass Bancshares, Inc.                   1,008,750
   146,300  First Bank Systems Corp.                  12,490,363
   313,700  First Chicago NBD Corp.                   18,978,850
    19,900  First Empire State Corp.                   6,706,300
    30,000  First Merit Corp.                          1,440,000
   271,900  First Union Corp.                         25,150,750
    79,536  Hubco, Inc.                                2,306,544
    70,000  KeyCorp                                    3,911,250
   197,000  Mellon Bank Corp.                          8,889,625
    86,500  National City Corp.                        4,541,250
   332,800  Nationsbank Corp.                         21,465,600
   135,060  Norwest Corp.                              7,597,125
    50,000  Premier Bancshares, Inc., GA                 859,375
    79,500  Provident Financial Group, Inc.            3,398,625
   108,000  Star Banc Corp.                            4,563,000
   116,000  State Street Corp.                         5,365,000
   208,766  TCF Financial Corp.                       10,307,821
   564,000  Travelers Group, Inc.                     35,567,250
    49,500  Union BanCal Corp.                         3,557,813
    72,000  Zions Bancorp                              2,709,000
                                                  --------------
                                                     370,288,483
                                                  --------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
June 30, 1997 (Unaudited)

     Shares                                                Value
----------------------------------------------------------------

Financial-Other -- 4.8%
   160,000  American Express Co.                  $   11,920,000
   102,000  Countrywide Credit Industires, Inc.        3,181,125
    21,666  Duff & Phelps Credit Rating Co.              658,105
   126,800  A.G. Edwards, Inc.                         5,420,700
   258,400  Federal Home Loan Mortgage Corp.           8,882,500
   434,600  Federal National Mortgage Assn.           18,959,425
   144,000  Franklin Resources, Inc.                  10,449,000
   124,600  Green Tree Financial Corp.                 4,438,875
   169,000  Jefferies Group, Inc.                      9,633,000
    72,000  Lehman Brothers Hldgs., Inc.               2,916,000
    94,000  McDonald & Co. Investments, Inc.           4,312,250
   502,200  Merrill Lynch & Co., Inc.                 29,943,675
    82,100  J.P. Morgan & Co., Inc.                    8,569,188
   256,050  Morgan Keegan, Inc.                        5,088,994
    30,000  Pacific Century Financial Corp.            1,387,500
   230,737  Raymond James Financial, Inc.              6,316,425
                                                  --------------
                                                     132,076,762
                                                  --------------

Financial-Thrift -- 2.1%
    67,200  Astoria Financial Corp.                    3,192,000
   200,000  Bank Atlantic Bancorp, Inc.                2,820,000
    27,040  California Federal Bancorp, Inc.             456,300
   155,400  Charter One Financial, Inc.                8,372,175
    49,000  CitFed Bancorp, Inc.                       1,898,750
    66,000  Coastal Bancorp, Inc.                      1,963,500
    20,000  Coast Savings Financial, Inc.                908,750
   243,600  Collective Bancorp, Inc.                  10,931,550
   103,950  Commercial Federal Corp.                   3,859,144
    55,000  Greenpoint Financial Corp.                 3,660,938
   124,000  Long Island Bancorp, Inc.                  4,502,750
    19,635  MAF Bancorp, Inc.                            822,216
    37,666  Pacific Crest Capital, Inc.                  499,075
   123,543  Progressive Bank, Inc.                     3,891,605
   634,129  Sovereign Bancorp, Inc.                    9,670,467
                                                  --------------
                                                      57,449,220
                                                  --------------

Food, Beverage and Tobacco -- 5.6%
   186,900  Anheuser-Busch Cos., Inc.                  7,838,119
   204,000  Campbell Soup Co.                         10,200,000
   608,900  Coca Cola Co.                             41,100,750
   506,700  Coca Cola Enterprises, Inc.               11,654,100
    93,600  ConAgra, Inc.                              6,002,100
    71,000  Dean Foods Co.                             2,866,625
     6,872  Earthgrains Co.                              450,545
    86,000  Fortune Brands, Inc.                       3,208,875
    86,000  Gallaher Group Plc.                        1,585,625
    56,000  Hershey Foods Corp.                        3,097,500
    71,000  Interstate Bakeries Corp.                  4,211,188
   904,400  Philip Morris Cos., Inc.                  40,132,750
    83,600  Ralston-Purina Group                       6,870,875
    18,000  Schweitzer-Mauduit Int'l., Inc.              675,000
    61,100  Unilever NV                               13,319,800
                                                  --------------
                                                     153,213,852
                                                  --------------

Footwear -- 0.4%
   146,800  Nike, Inc.                                 8,569,450
    49,000  Payless ShoeSource, Inc.                   2,679,688
                                                  --------------
                                                      11,249,138
                                                  --------------

Household Products -- 0.9%
   122,720  Kimberly-Clark Corp.                       6,105,320
   124,900  Procter & Gamble Co.                      17,642,125
                                                  --------------
                                                      23,747,445
                                                  --------------

Insurance -- 5.8%
   217,300  Allstate Corp.                            15,862,900
    38,000  AMBAC, Inc.                                2,902,250
    99,000  Amer. Bankers Ins. Group, Inc.             6,261,750
   136,300  Amer. Int'l. Group, Inc.                  20,359,813
    20,000  W.R. Berkley Corp.                         1,177,500
    46,000  Chubb Corp.                                3,076,250
    74,100  Cigna Corp.                               13,152,750
    22,000  Cincinnati Financial Corp.                 1,738,000
    60,000  CMAC Investment Corp.                      2,865,000
    18,000  Enhance Financial Svcs. Group, Inc.          789,750
    98,000  Everest Reinsurance Hldgs.                 3,883,250
    66,700  Executive Risk, Inc.                       3,468,400
    18,000  Financial Sec. Assur. Hldgs. Ltd.            700,875
    40,000  Fremont General Corp.                      1,610,000
    24,000  Frontier Insurance Group, Inc.             1,554,000
    36,900  General Re Corp.                           6,715,800
    61,900  Hartford Financial Svcs. Group, Inc.       5,122,225
    75,000  Horace Mann Educators Corp.                3,675,000
    36,000  Jefferson Pilot Corp.                      2,515,500
    68,847  Liberty Financial Cos., Inc.               3,433,744
    75,000  Lincoln National Corp., Inc.               4,828,125


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                      2
                                                                ----------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

    66,400  Marsh & McLennan Cos., Inc.           $    4,739,300
    25,300  MBIA, Inc.                                 2,854,156
    15,000  Mercury General Corp.                      1,091,250
   315,000  MGIC Investment Corp.                     15,100,313
    40,000  Ohio Casualty Corp.                        1,760,000
    90,000  Old Republic Int'l. Corp.                  2,728,125
    45,000  Progressive Corp. of Ohio                  3,915,000
    42,000  ReliaStar Financial Group                  3,071,250
    69,800  St. Paul Cos., Inc.                        5,322,250
   108,000  State Auto Financial Corp.                 2,430,000
   108,000  SunAmerica, Inc.                           5,265,000
    34,000  Torchmark, Inc.                            2,422,500
    60,000  Travelers Ppty. Casualty Corp.             2,392,500
                                                  --------------
                                                     158,784,526
                                                  --------------

Lodging -- 0.2%
    17,000  Doubletree Corp.                             699,125
   298,000  Prime Hospitality Corp.                    5,885,500
                                                  --------------
                                                       6,584,625
                                                  --------------

Machinery and Equipment -- 1.5%
    68,000  AAR Corp.                                  2,197,250
   148,800  Caterpillar, Inc.                         15,977,400
    91,400  Deere & Co.                                5,015,575
    15,000  Eaton Corp.                                1,309,688
   167,800  Illinois Tool Works, Inc.                  8,379,513
    40,000  Robbins & Myers, Inc.                      1,300,000
    35,000  Universal Corp., VA                        1,111,250
   110,000  York Int'l. Corp.                          5,060,000
                                                  --------------
                                                      40,350,676
                                                  --------------

Merchandising-Department Stores -- 0.6%
   110,000  Carson Pirie Scott & Co.                   3,492,500
    33,750  Consolidated Stores, Inc.                  1,172,813
    61,000  Dayton Hudson Corp.                        3,244,437
    66,250  Dollar General Corp.                       2,484,375
    23,000  MacFrugals Bargains Closeouts                626,750
    82,500  Fred Meyer Inc., DE                        4,264,219
    48,000  Shopko Stores, Inc.                        1,224,000
                                                  --------------
                                                      16,509,094
                                                  --------------

Merchandising-Drugs -- 0.4%
    35,000  Bergen Brunswig Corp.                        975,625
   100,000  Value Health, Inc.                         2,025,000
   125,000  Walgreen Co.                               6,703,125
                                                  --------------
                                                       9,703,750
                                                  --------------

Merchandising-Food -- 0.5%
   176,300  Richfood Hldgs., Inc.                      4,583,800
   188,995  Safeway, Inc.                              8,717,394
    19,000  Smithfield Foods, Inc.                     1,168,500
                                                  --------------
                                                      14,469,694
                                                  --------------

Merchandising-Special -- 0.6%
    70,736  CVS Corp.                                  3,625,220
   137,160  Host Marriott Services Corp.               1,611,630
    90,000  Pier 1 Imports, Inc.                       2,385,000
   125,000  Ross Stores, Inc.                          4,085,938
    20,000  Stein Mart, Inc.                             600,000
    42,500  Tiffany & Co., Inc.                        1,962,969
    35,000  Waban, Inc.                                1,126,562
                                                  --------------
                                                      15,397,319
                                                  --------------

Miscellaneous -- 0.1%
    21,600  Alberto-Culver Co.                           503,550
    30,400  Helen of Troy Ltd.                           779,000
    20,000  Lands End, Inc.                              592,500
    39,100  Mississippi Chemical Corp.                   811,325
    37,500  Zeigler Coal Hldg. Co.                       876,563
                                                  --------------
                                                       3,562,938
                                                  --------------

Miscellaneous-Consumer Growth Staples -- 0.6%
    93,100  Cognizant Corp.                            3,770,550
   117,000  Equifax, Inc.                              4,350,938
    35,000  Interpublic Group Cos., Inc.               2,145,937
    75,000  A.C. Nielsen Corp.                         1,471,875
    58,000  Omnicom Group                              3,574,250
    60,000  Valassis Communications, Inc.              1,440,000
                                                  --------------
                                                      16,753,550
                                                  --------------

Natural Gas-Diversified -- 0.6%
   428,000  ENSERCH Corp.                              9,523,000
   267,600  Mitchell Energy & Dev. Corp.               5,820,300
    62,000  Western Gas Resources, Inc.                1,209,000
                                                  --------------
                                                      16,552,300
                                                  --------------

Oil and Gas Producing -- 3.8%
   294,000  Apache Corp.                               9,555,000
   148,000  Barrett Resources Corp.                    4,430,750


                       See notes to financial statements.
--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
June 30, 1997 (Unaudited)

     Shares                                                Value
----------------------------------------------------------------

   205,000  Basin Exploration, Inc.               $    1,588,750
   280,400  Tom Brown, Inc.                            5,958,500
   140,000  Cairn Energy USA, Inc.                     1,837,500
   304,000  Chieftain Int'l., Inc.                     6,669,000
   247,000  Devon Energy Corp.                         9,077,250
    81,800  Diamond Offshore Drilling, Inc.            6,390,625
   228,100  Enron Oil and Gas Co.                      4,134,312
   419,800  Enserch Exploration, Inc.                  4,591,563
    61,900  Forcenergy Gas Exploration, Inc.           1,880,213
    30,600  Nuevo Energy Co.                           1,254,600
   750,900  Petromet Resources Ltd.                    1,736,456
    54,700  Petsec Energy Ltd.                         1,244,408
   137,600  Pogo Producing Co.                         5,323,400
 1,160,000  Ranger Oil Ltd.                           10,802,500
   365,700  Rigel Energy Corp.                         3,908,419
   325,100  St. Mary Land & Exploration Co.           11,419,138
   487,520  Seagull Energy Corp.                       8,531,600
    60,700  Snyder Oil Corp.                           1,115,363
    50,767  United Meridian Corp.                      1,523,010
    53,500  Vintage Petroleum, Inc.                    1,645,125
   320,000  Wainoco Oil Ltd.                           1,360,000
                                                  --------------
                                                     105,977,482
                                                  --------------

Oil and Gas Services -- 3.4%
    62,000  BJ Services Co.                            3,324,750
    86,090  Camco Int'l., Inc.                         4,713,428
    58,400  Cliffs Drilling Co.                        2,131,600
    70,000  Cooper Cameron Corp.                       3,272,500
    74,000  ENSCO Int'l., Inc.                         3,903,500
    95,200  Halliburton Co.                            7,544,600
    20,184  Halter Marine Group, Inc.                    484,416
   558,300  Input/Output, Inc.                        10,119,188
   521,000  Nabors Industries, Inc.                   13,025,000
   180,000  Noble Drilling Corp.                       4,061,250
   189,300  Offshore Logistics, Inc.                   3,573,038
    95,000  Pride Petroleum Services, Inc.             2,280,000
   169,700  Schlumberger Ltd.                         21,212,500
   125,000  Smith Int'l., Inc.                         7,593,750
    26,000  Transocean Offshore, Inc.                  1,888,250
   117,700  Varco Int'l., Inc.                         3,795,825
    70,000  Weatherford Enterra, Inc.                  2,695,000
                                                  --------------
                                                      95,618,595
                                                  --------------

Oil-Integrated-Domestic -- 1.3%
   122,600  Amoco Corp.                               10,658,538
   114,600  Atlantic Richfield Co.                     8,079,300
   185,000  Murphy Oil Corp.                           9,018,750
   460,500  Tesoro Petroleum, Inc.                     6,821,156
                                                  --------------
                                                      34,577,744
                                                  --------------

Oil-Integrated-International -- 6.2%
   228,800  Chevron Corp.                             16,916,900
 1,018,800  Exxon Corp.                               62,656,200
   529,800  Mobil Corp.                               37,019,775
   798,800  Royal Dutch Petroleum Co.                 43,135,200
   113,400  Texaco, Inc.                              12,332,250
                                                  --------------
                                                     172,060,325
                                                  --------------

Paper and Forest Products -- 1.0%
    50,000  Caraustar Industries, Inc.                 1,731,250
    18,000  Consolidated Papers, Inc.                    972,000
    52,857  Deltic Timber Corp.                        1,549,371
   548,000  Rayonier, Inc.                            23,050,250
                                                  --------------
                                                      27,302,871
                                                  --------------

Photography -- 0.4%
   154,000  Eastman Kodak Co.                         11,819,500
                                                  --------------

Publishing-News -- 0.5%
    35,100  Central Newspapers, Inc.                   2,514,038
    66,700  Gannett Co., Inc.                          6,586,625
    74,100  Harte-Hanks Communications                 2,185,950
    20,000  Lee Enterprises, Inc.                        527,500
     6,700  Washington Post Co.                        2,666,600
                                                  --------------
                                                      14,480,713
                                                  --------------

Railroads -- 0.7%
    47,949  Burlington Northern Santa Fe               4,309,416
    15,000  Kansas City Southern Inds., Inc.             967,500
    72,200  Norfolk Southern Corp.                     7,274,150
   107,900  Union Pacific Corp.                        7,606,950
                                                  --------------
                                                      20,158,016
                                                  --------------

Semiconductor -- 2.9%
    91,000  Adaptec, Inc.                              3,162,250
    88,100  Altera Corp.                               4,449,050
    80,000  Dallas Semiconductor Corp.                 3,140,000
   480,400  Intel Corp.                               68,126,725
                                                  --------------
                                                      78,878,025
                                                  --------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                      2
                                                                ----------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

Textile-Apparel and Production -- 0.5%
    73,000  Jones Apparel Group, Inc.             $    3,485,750
    70,000  Liz Claiborne, Inc.                        3,263,750
    72,600  Russell Corp.                              2,150,775
    64,000  V.F. Corp.                                 5,424,000
                                                  --------------
                                                      14,324,275
                                                  --------------

Transportation-Miscellaneous -- 0.3%
    46,000  Airborne Freight Corp.                     1,926,250
    22,000  Expeditors Int'l. Wash., Inc.                624,250
    32,000  GATX Corp.                                 1,848,000
   376,700  Maritrans, Inc.                            2,919,425
    58,000  Trinity Industries, Inc.                   1,841,500
                                                  --------------
                                                       9,159,425
                                                  --------------

Truckers -- 0.1%
    32,100  FRP Ppty., Inc.                              866,700
    25,000  Swift Transportation, Inc.                   737,500
                                                  --------------
                                                       1,604,200
                                                  --------------

Utilities-Communications -- 2.0%
   148,000  Ameritech Corp.                           10,054,750
   255,400  Bellsouth Corp.                           11,844,175
    14,500  Harris Corp., DE                           1,218,000
   345,200  NYNEX Corp.                               21,782,250
   161,900  SBC Communications, Inc.                  10,017,563
                                                  --------------
                                                      54,916,738
                                                  --------------

Utilities-Electric -- 0.4%
    36,000  CalEnergy, Inc.                            1,368,000
   104,440  Duke Power Co.                             5,006,593
    26,000  KU Energy Corp.                              887,250
    31,000  LG&E Energy Corp.                            683,938
    29,000  Nipsco Industries, Inc.                    1,198,062
    40,000  Public Service Co., CO                     1,660,000
                                                  --------------
                                                      10,803,843
                                                  --------------

Utilities-Gas and Pipeline -- 0.1%
    45,000  KN Energy, Inc.                            1,895,625
                                                  --------------

TOTAL COMMON STOCKS
  (Cost $1,812,743,421)                            2,637,235,521
                                                  --------------

------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
------------------------------

  Principal
    Amount                                                 Value
----------------------------------------------------------------

COMMERCIAL PAPER -- 5.4%
$50,000,000 Corning, Inc.
              6.15% due 7/1/97                    $   50,000,000
 48,400,000 Goldman Sachs Group, LP
              6.15% due 7/1/97                        48,400,000
 50,000,000 Koch Industries, Inc.
              6.07% due 7/1/97                        50,000,000
                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $148,400,000)                                148,400,000
                                                  --------------

TOTAL INVESTMENTS -- 101.1%
  (Cost $1,961,143,421)                            2,785,635,521

PAYABLES IN EXCESS OF CASH,
  RECEIVABLES AND
  OTHER ASSETS -- (1.1%)                             (30,006,277)
                                                  --------------

NET ASSETS -- 100.0%                              $2,755,629,244
                                                  ==============


                       See notes to financial statements.
--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
  Investments, at identified cost               $1,961,143,421
                                                ==============

  Investments, at market                         2,785,635,521
                                                --------------

  Cash                                               4,365,090
  Receivable for securities sold                    40,437,194
  Dividends receivable                               1,824,573
  Receivable for fund shares sold                    1,342,152
  Other assets                                           7,691
  Dividend reclaim receivable                               40
                                                --------------
  TOTAL ASSETS                                   2,833,612,261
                                                --------------

LIABILITIES:
  Payable for securities purchased                  72,116,914
  Payable for fund shares redeemed                   2,437,186
  Accrued expenses                                     216,322
  Due to affiliates                                  3,212,595
                                                --------------
  TOTAL LIABILITIES                                 77,983,017
                                                --------------
    NET ASSETS                                  $2,755,629,244
                                                --------------

COMPONENTS OF NET ASSETS:
  Capital stock, at par                         $    6,133,705
  Additional paid-in capital                     1,783,327,283
  Undistributed net investment income                1,766,455
  Accumulated net realized gain on investments     139,909,701
  Net unrealized appreciation of investments       824,492,100
                                                --------------
    NET ASSETS                                  $2,755,629,244
                                                ==============

  Shares Outstanding -- $0.10 par value             61,337,052
                                                --------------

NET ASSET VALUE PER SHARE                       $        44.93
                                                ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1997 (Unaudited)

Investment Income:
Income:
  Dividends                                     $   17,251,277
  Interest                                           3,835,043
                                                --------------
                                                    21,086,320
    Less: Foreign tax withheld                         134,197
                                                --------------
  Total Income                                      20,952,123
                                                --------------

Expenses:
  Investment advisory fees -- Note B                 6,075,082
  Custodian fees                                       148,474
  Registration fees                                     50,087
  Audit fees                                             8,750
  Insurance expense                                      7,691
  Directors' fees -- Note B                              6,250
  Legal fees                                             2,800
  Printing expense                                       2,750
  Transfer agent fees                                    1,650
  Other                                                    350
                                                --------------
  Total Expenses                                     6,303,884
                                                --------------

  Net Investment Income                             14,648,239
                                                --------------

Realized and Unrealized Gain/(Loss)
    on Investments -- Note D
  Net realized gain on investments                 139,914,958
  Net change in unrealized appreciation
    of investments                                 273,656,005
                                                --------------
  Net Realized and Unrealized Gain
    on Investments                                 413,570,963
                                                --------------
  Net Increase in Net Assets
    from Operations                             $  428,219,202
                                                ==============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                Stock Fund, Inc.
                                                                ----------------
                                                                      2
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Six Months              Year
                                                                                    Ended             Ended
                                                                                 June 30,      December 31,
                                                                                     1997              1996
                                                                              (Unaudited)         (Audited)
                                                                          ---------------   ---------------
INCREASE IN NET ASSETS
  From Operations:
    Net investment income                                                 $    14,648,239   $    27,147,649
    Net realized gain on investments                                          139,914,958       222,958,266
    Net change in unrealized appreciation of investments                      273,656,005       203,188,926
                                                                          ---------------   ---------------
      Net Increase in Net Assets from Operations                              428,219,202       453,294,841
                                                                          ---------------   ---------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                     (12,881,784)      (27,352,727)
    Net realized gain on investments                                          (45,899,231)     (243,546,609)
                                                                          ---------------   ---------------
      Total Dividends and Distributions to Shareholders                       (58,781,015)     (270,899,336)
                                                                          ---------------   ---------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note E      159,463,127       429,061,626
                                                                          ---------------   ---------------
    Net Increase in Net Assets                                                528,901,314       611,457,131

  Net Assets:
    Beginning of period                                                     2,226,727,930     1,615,270,799
                                                                          ---------------   ---------------
    End of period*                                                        $ 2,755,629,244   $ 2,226,727,930
                                                                          ===============   ===============

* Includes undistributed net investment income of:                        $     1,766,455   $            --


                       See notes to financial statements.
--------------------------------------------------------------------------------

----------------
  The Guardian
Stock Fund, Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                 Six Months
                                    Ended                          Year Ended December 31, (Audited)
                                June 30, 1997   -----------------------------------------------------------------------------------
                                 (Unaudited)               1996             1995             1994           1993           1992
                                 ------------   -----------------------------------------------------------------------------------
Net asset value,
  beginning of period .....          $38.59               $34.72           $27.33           $29.00         $25.52         $23.28
                                     ------               ------           ------           ------         ------         ------
Income from investment
  operations
  Net investment
    income ................            0.24                 0.53             0.44             0.40           0.58           0.48
  Net realized and
    unrealized gain/
    (loss) on invest-
    ments .................            7.08                 8.62             9.01            (0.77)          4.47           3.97
                                     ------               ------           ------           ------         ------         ------
  Net increase/
    (decrease) from
    investment
    operations ............            7.32                 9.15             9.45            (0.37)          5.05           4.45
                                     ------               ------           ------           ------         ------         ------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...           (0.21)               (0.54)           (0.44)           (0.40)         (0.59)         (0.48)
  Net realized gain .......           (0.77)               (4.74)           (1.62)           (0.90)         (0.98)         (1.73)
                                     ------               ------           ------           ------         ------         ------
  Total dividends and
    distributions .........           (0.98)               (5.28)           (2.06)           (1.30)         (1.57)         (2.21)
                                     ------               ------           ------           ------         ------         ------
Net asset value, end of
  period ..................          $44.93               $38.59           $34.72           $27.33         $29.00         $25.52
                                     ------               ------           ------           ------         ------         ------

Total return* .............           18.97%               26.90%           34.65%           (1.27)%        19.96%         20.07%
                                     ------               ------           ------           ------         ------         ------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......      $2,755,629           $2,226,728       $1,615,271       $1,038,991       $869,114       $537,354
  Ratio of expenses to
    average net assets ....            0.52%(a)             0.53%            0.53%            0.53%          0.54%          0.55%
  Ratio of net invest-
    ment income to
    average net assets ....            1.21%(a)             1.50%            1.39%            1.49%          2.20%          2.14%
  Portfolio turnover
    rate ..................              24%                  66%              78%              53%            45%            62%
  Average rate of
    commissions paid(b) ...          $0.056               $0.047



                                -------------------------------------------------------------------------
                                       1991           1990           1989           1988           1987
                                -------------------------------------------------------------------------
Net asset value,
  beginning of period .....           $17.85         $21.39         $19.18         $16.35         $17.15
                                      ------         ------         ------         ------         ------
Income from investment
  operations
  Net investment
    income ................             0.63           0.69           0.84           0.52           0.33
  Net realized and
    unrealized gain/
    (loss) on invest-
    ments .................             5.74          (3.13)          3.61           2.80           0.06
                                      ------         ------         ------         ------         ------
  Net increase/
    (decrease) from
    investment
    operations ............             6.37          (2.44)          4.45           3.32           0.39
                                      ------         ------         ------         ------         ------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...            (0.64)         (0.71)         (0.90)         (0.49)         (0.43)
  Net realized gain .......            (0.30)         (0.39)         (1.34)            --          (0.76)
                                      ------         ------         ------         ------         ------
  Total dividends and
    distributions .........            (0.94)         (1.10)         (2.24)         (0.49)         (1.19)
                                      ------         ------         ------         ------         ------
Net asset value, end of
  period ..................           $23.28         $17.85         $21.39         $19.18         $16.35
                                      ------         ------         ------         ------         ------

Total return* .............            35.96%        (11.85)%        23.55%         20.37%          1.87%
                                      ------         ------         ------         ------         ------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......         $380,962       $256,039       $269,950       $172,900       $139,437
  Ratio of expenses to
    average net assets ....             0.56%          0.57%          0.57%          0.61%          0.61%
  Ratio of net invest-
    ment income to
    average net assets ....             3.07%          3.66%          4.13%          2.88%          2.08%
  Portfolio turnover
    rate ..................               51%            54%            38%            71%            37%
  Average rate of
    commissions paid(b) ...

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       This page intentionally left blank.



--------------------------------------------------------------------------------
                                       37

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1997 (Unaudited)

---------------------
ASSET BACKED -- 17.4%
---------------------

  Principal
   Amount                                                   Value
--------------------------------------------------------------------
 $2,700,000 Amresco 1997-- 1 M1F
              7.42% due 3/25/27                          $ 2,712,960
  6,000,000 Contimortgage 1996-2 A4
              6.85% due 4/15/11                            6,028,080
  4,500,000 Contimortgage 1997-2 A7
              7.34% due 3/15/23                            4,532,850
  4,500,000 Contimortgage 1997-2 A8
              7.62% due 4/15/28                            4,543,650
  3,500,000 Deutsche Financial 1997-I A2
              6.55% due 9/15/27                            3,488,450
  5,250,000 Equi Credit 1996-1 A4
              6.56% due 3/15/23                            5,154,975
  1,100,000 Equi Credit 1997-2 A5
              6.54% due 4/15/11                            1,098,130
  4,500,000 Firstplus 1997-1 A4
              6.60% due 7/10/10                            4,474,800
  5,000,000 Green Tree 1996-1 A2
              5.85% due 3/15/27                            4,884,350
  4,672,710 Green Tree 1996-2 A1
              6.10% due 4/15/27                            4,663,925
  3,500,000 Green Tree Recreational 1997-B A1
              6.55% due 7/1/18                             3,492,300
  4,250,000 The Money Store 1997-A A7
              7.41% due 11/15/24                           4,291,140
  5,920,000 The Money Store 1996-C A11
              6.96% due 8/15/10                            5,957,296
  4,500,000 The Money Store 1995-C A9
              6.375% due 9/15/11                           4,442,400
                                                        ------------
TOTAL ASSET BACKED
  (Cost $59,602,204)                                      59,765,306
                                                        ------------
------------------------
CORPORATE BONDS -- 43.7%
------------------------
Biotechnology -- 1.0% $3,500,000 Millipore Corp.
              7.20% due 4/1/02                           $ 3,534,685
                                                        ------------
Broadcasting -- 2.5%
  2,500,000 Time Warner, Inc.
              7.95% due 2/1/00                             2,570,225
  3,000,000 Time Warner, Inc.
              7.75% due 6/15/05                            3,048,750
  $ 300,000 Turner Broadcasting System, Inc.
              8.375% due 7/1/13                          $ 3,111,450
                                                        ------------
                                                           8,730,425
                                                        ------------
Conglomerate -- 1.0% 3,500,000 RJR Nabisco, Inc.
              7.625% due 9/15/03                           3,447,360
                                                        ------------
Containers-Metal -- 0.4%
  1,500,000 Crown Cork & Seal Financial, PLC
              7.00% due 12/15/06                           1,485,015
                                                        ------------
Drugs and Hospital -- 2.0% 7,000,000 Rhone Poulenc S.A
              6.75% due 10/15/99                           7,013,510
                                                        ------------
Energy-Miscellaneous -- 0.7%
  2,500,000 Consumers Energy Co.
              7.50% due 6/1/02                             2,529,200
                                                        ------------
Fertilizer -- 1.0%
  3,500,000 Potash Corp. Sask., Inc.
              7.125% due 6/15/07                           3,479,840
                                                        ------------
Financial-Banks -- 3.2%
  7,000,000 Bankers Trust Pref. Capital Tr. II
              7.875% due 2/25/27                           6,770,470
                                                        ------------
  4,000,000 Nationsbank Capital Tr. IV
              8.25% due 4/15/27                            4,098,960
                                                        ------------
                                                          10,869,430
                                                        ------------
Financial-Other -- 5.5%
  9,500,000 Lehman Brothers, Inc.
              6.92% due 10/4/99                            9,567,450
  6,000,000 Salomon, Inc.
              6.70% due 12/1/98                            6,022,500
  3,000,000 Salomon, Inc.
              7.25% due 5/1/01                             3,034,800
                                                        ------------
                                                          18,624,750
                                                        ------------
Insurance -- 2.5%
  5,000,000 Prudential Ins. Co. of America
              7.65% due 7/15/01                            5,059,550
  3,500,000 Zurich Capital Tr
              8.376% due 6/1/37                            3,616,900
                                                        ------------
                                                           8,676,450
                                                        ------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Bond Fund, Inc.
                                                                 ---------------
                                                                        3
                                                                 ---------------

  Principal
   Amount                                                   Value
--------------------------------------------------------------------
Machinery and Construction -- 2.2%
$ 3,500,000 Aktiebolaget SKF
              7.125% due 7/1/07                          $  3,468,745
  4,000,000 McDermott Int'l., Inc.
              6.57% due 4/20/98                             3,995,880
                                                         ------------
                                                            7,464,625
                                                         ------------
Merchandising-Department Store -- 1.0%
  3,250,000 Sears Roebuck Acceptance Corp.
              7.00% due 6/15/07                             3,219,905
                                                         ------------
Merchandising-Mass -- 1.0%
  3,400,000 Wal Mart Stores, Inc.
              8.75% due 12/29/06                            3,505,604
                                                         ------------
Miscellaneous-Capital Goods -- 1.5%
  5,000,000 Ikon Capital, Inc.
              6.73% due 6/15/01                             4,982,050
                                                         ------------
Oil-Integrated-International -- 1.5%
  5,000,000 Petroliam Nasional Berhad
              7.625% due 10/15/26                           4,993,300
                                                         ------------
Publishing -- 1.5%
  5,000,000 News Amer. Hldgs., Inc.
              7.50% due 3/1/00                              5,099,300
                                                         ------------
Railroads -- 4.4% 4,000,000 CSX Corp.
              7.90% due 5/1/17                              4,145,280
  7,000,000 CSX Corp.
              7.95% due 5/1/26                              7,241,990
  3,500,000 Norfolk Southern Corp.
              7.80% due 5/14/27                             3,594,850
                                                         ------------
                                                           14,982,120
                                                         ------------
Real Estate -- 0.6%
  2,000,000 Simon DeBartolo Group, LP
              6.875% due 11/15/06                           1,935,400
                                                         ------------
Telecommunications -- 3.2%
  3,500,000 Comcast Cable Communications
              8.875% due 5/1/17                             3,815,035
  7,000,000 TCI Communications
              7.25% due 6/15/99                             7,053,480
                                                         ------------
                                                           10,868,515
                                                         ------------
Tobacco -- 3.6%
$ 5,500,000 Bat Capital Corp.
              6.875% due 4/15/03                         $  5,436,475
  4,000,000 Philip Morris Cos., Inc.
              7.50% due 4/1/04                              4,064,320
  3,000,000 Philip Morris Cos., Inc.
              7.20% due 2/1/07                              2,973,960
                                                         ------------
                                                           12,474,755
                                                         ------------
Utilities-Electric -- 1.4%
  5,000,000 Duquesne Lt. Co. Secd. Mtn. Bk
              6.70% due 5/15/03                             4,887,900
                                                         ------------
Utilities-Gas and Pipeline -- 2.0%
  3,500,000 Tennessee Gas Pipeline Co.
              7.50% due 4/1/17                              3,499,580
  3,500,000 Tennessee Gas Pipeline Co.
              7.00% due 3/15/27                             3,497,900
                                                         ------------
                                                            6,997,480
                                                         ------------
TOTAL CORPORATE BONDS
  (Cost $149,335,829)                                     149,801,619
                                                         ------------

-------------------------------
MORTGAGE PASS-THROUGHS -- 19.6%
-------------------------------
$ 6,600,000 FNMA TBA
              6.50% due 7/15/12 (a)                      $  6,471,828
 32,300,000 FNMA TBA
              7.50% due 7/15/27 (a)                        32,387,856
  5,200,000 FNMA TBA
              7.00% due 7/15/12 (a)                         5,191,628
  1,989,826 FHLMC Pool #E54124
              7.00% due 8/1/08                              1,999,357
    530,755 FNMA Pool #068106
              8.50% due 8/1/09                                554,378
    989,995 FNMA Pool #068772
              8.00% due 6/1/08                              1,021,982
     11,868 FNMA Pool #072923
              8.25% due 1/1/09                                 12,252
  2,956,313 FNMA Pool #217042
              6.50% due 6/1/08                              2,919,832
      6,282 GNMA Pool #000375
             11.50% due 7/20/00                                 6,637


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS (continued)
June 30, 1997 (Unaudited)

  Principal
   Amount                                                   Value
--------------------------------------------------------------------
$  110,589 GNMA Pool #352913
             7.50% due 5/15/24                           $  111,431
   455,140 GNMA Pool #368294
             7.50% due 1/15/24                              458,603
   496,465 GNMA Pool #363384
             7.50% due 2/15/24                              500,243
   101,615 GNMA Pool #369417
             7.50% due 2/15/24                              102,389
   298,734 GNMA Pool #375967
             7.50% due 1/15/24                              301,007
   638,315 GNMA Pool #376437
             7.50% due 3/15/24                              643,172
   480,086 GNMA Pool #378966
             7.50% due 1/15/24                              483,739
   310,359 GNMA Pool #381252
             7.50% due 6/15/26                              311,557
 4,334,925 GNMA Pool #398991
             7.50% due 12/15/26                           4,351,658
    24,417 GNMA Pool #408194
             7.50% due 1/15/26                               24,511
    23,166 GNMA Pool #408275
             7.50% due 4/15/26                               23,255
    25,400 GNMA Pool #410325
             7.50% due 3/15/26                               25,498
 1,850,402 GNMA Pool #410896
             7.50% due 1/15/26                            1,857,544
   201,067 GNMA Pool #421100
             7.50% due 6/15/26                              201,843
    28,166 GNMA Pool #429109
             7.50% due 4/15/26                               28,275
   334,844 GNMA Pool #430117
             7.50% due 12/15/26                             336,137
   314,344 GNMA Pool #433313
             7.50%due 12/15/26                              315,558
   334,306 GNMA Pool #433316
             7.50% due 12/15/26                             335,597
   351,936 GNMA Pool #433329
             7.50% due 12/15/26                             353,296
 3,157,283 GNMA Pool #439470
             7.50% due 12/15/26                           3,169,470
   524,856 GNMAPool# 441339
             7.50% due 12/15/26                             526,882
$  610,382 GNMA Pool #441939
             7.50% due 12/15/26                          $  612,738
   250,791 GNMA Pool #442186
             7.50% due 12/15/26                             251,760
   809,545 GNMA Pool #442193
             7.50% due 12/15/26                             812,671
   545,259 GNMA Pool #222105
             7.50% due 3/15/24                              549,408
                                                         ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $66,960,940)                                      67,253,992
                                                         ------------
------------------------------------------
MULTI-CLASS MORTGAGE PASS-THROUGHS -- 3.0%
------------------------------------------
 $  178,401 Citibank, NA
              9.50% due 8/1/16                           $   180,631
    381,233 Federal Nat'l. Mortgage Assn
              7.00% due 4/25/12                              379,803
  4,000,000 Federal Nat'l. Mortgage Assn
              6.50% due 10/25/08                           3,828,720
  5,919,221 GE Capital Mortgage Svcs., Inc.
              7.00% due 3/25/26                            5,730,398
                                                         ------------
TOTAL MULTI-CLASS MORTGAGE
  PASS-THROUGHS
(Cost $10,375,716)                                        10,119,552
                                                         ------------
------------------------
U.S. GOVERNMENT -- 11.2%
------------------------
$ 1,250,000 U.S. Treasury Bonds
              7.625% due 2/15/25                         $ 1,368,750
  3,000,000 U.S. Treasury Notes
              7.50% due 10/31/99                           3,085,320
  3,600,000 U.S. Treasury Notes
              6.875% due 8/31/99                           3,653,424
  2,250,000 U.S. Treasury Notes
              6.625% due 515/07                            2,268,630
  9,000,000 U.S. Treasury Notes
              6.50% due 5/31/01                            9,049,230
  3,000,000 U.S.Treasury Notes
              6.50% due 5/31/02                            3,012,180
  1,000,000 U.S. Treasury Notes
              6.50% due 11/15/06                             959,060


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

  Principal
   Amount                                                   Value
--------------------------------------------------------------------
$10,000,000 U.S. Treasury Notes

              5.875% due 11/15/99                        $  9,935,900
    400,000 U.S. Treasury Notes
              5.875% due 2/15/00                              396,812
  4,500,000 U.S. Treasury Notes
              5.625% due 11/30/00                           4,407,885
                                                         ------------
TOTAL U.S. GOVERNMENT
  (Cost $ 38,304,376)                                      38,137,191
                                                         ------------
--------------------
YANKEE BONDS -- 2.2%
--------------------
$ 3,500,000 Corporacion Andina De Fomento
              7.25% due 3/1/07                           $  3,512,425
  4,250,000 Export Import Bank of Korea
              6.50% due 2/10/02                             4,169,973
                                                         ------------
TOTAL YANKEE BONDS
  (Cost $7,662,724)                                         7,682,398
                                                         ------------
----------------------------
REPURCHASE AGREEMENT -- 1.3%
----------------------------

  Principal                                 Maturity
   Amount                                     Date          Value
--------------------------------------------------------------------

$ 4,402,000 State Street Bank & Trust
            repurchase agreement,
            dated 6/30/97, maturity
            value $4,402,715 at 5.85%
            due 7/1/97 (collateralized by
            $4,460,000 U.S. Treasury
            Notes, 6.00% due 5/31/98)         7/1/97      $ 4,402,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $4,402,000)                                         4,402,000
                                                         ------------
TOTAL INVESTMENTS(b) -- 98.4%
  (Cost $336,643,789)                                     337,162,058
                                                         ------------
-------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.6%
-------------------------------------
Commercial Paper Vs. Forward MBS Purchases(a)
Automobile
$ 2,035,000 Volkswagen of America, Inc.
  5.50% due 7/17/97                                      $  2,030,026
                                                         ------------
Electronics and Instruments
$ 2,050,000 EG & G, Inc.
              5.55% due 7/17/97                          $  2,044,944
 10,000,000 Xerox Corp.
              5.50% due 7/14/97                             9,980,139
                                                         ------------
                                                           12,025,083
                                                         ------------
Financial
 10,664,000 Bank of America
              5.50% due 7/14/97                            10,642,820
 12,136,000 Goldman Sachs Group, LP
              5.55% due 7/14/97                            12,111,765
                                                         ------------
                                                           22,754,585
                                                         ------------
Financial-Other
  5,500,000 Clipper Receivables Corp.
              5.57%   due 8/18/97                           5,459,153
                                                         ------------
Utilities-Electric
  4,200,000 PG & E Corp.
              5.62% due 7/17/97                             4,189,509
                                                         ------------
TOTAL COMMERCIAL PAPER
  (Cost $46,416,355)                                       46,458,356
                                                         ------------
LIABILITIES                                               (41,142,207)
                                                         ------------
OTHER ASSETS LESS LIABILITIES                               5,316,149
                                                         ------------
NET ASSETS -- 100.0%                                     $342,478,207
                                                         ============

(a) Total commercial paper is pledged against mortgage backed securities payables of $44,051,312.

(b) Total investments including commercial paper with the cost of $383,060,144 amounted to $383,620,414.

Glossary:

MBS -- Mortgage Backed Securities.


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
  Investments, at identified cost*              $ 383,060,144
                                                =============

  Investments, at market                          379,218,414
  Repurchase agreement                              4,402,000
                                                -------------
  TOTAL INVESTMENTS                               383,620,414

  Cash                                                    887
  Receivable for securities sold                   32,196,326
  Interest receivable                               3,443,733
  Dollar roll receivable                              410,480
  Receivable for fund shares sold                     219,913
  Other assets                                          1,244
                                                -------------
  TOTAL ASSETS                                    419,892,997
                                                -------------
LIABILITIES:
  Payable for securities purchased                 76,143,788
  Payable for fund shares sold                        780,914
  Accrued expenses                                     31,700
  Due to affiliates                                   458,388
                                                -------------
  TOTAL LIABILITIES                                77,414,790
                                                -------------
    NET ASSETS                                  $ 342,478,207
                                                =============
COMPONENTS OF NET ASSETS:
  Capital stock, at par                         $   2,881,604
  Additional paid-in capital                      344,665,604
  Undistributed net investment income               1,873,014
  Accumulated net realized loss on investments     (7,502,285)
  Net unrealized appreciation of investments          560,270
                                                -------------
    NET ASSETS                                  $ 342,478,207
                                                =============
  Shares Outstanding -- $0.10 par value            28,816,037
                                                -------------
NET ASSET VALUE PER SHARE                       $       11.88
                                                =============

* Includes repurchase agreement.

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1997 (Unaudited)

Investment Income:
Income:
  Interest                                      $ 12,016,320
                                                -------------
Expenses:
  Investment advisory fees-- Note B                  853,458
  Custodian fees                                      61,760
  Audit fees                                           8,750
  Directors' fees                                      6,250
  Printing expense                                     2,750
  Transfer agent fees                                  1,650
  Legal fees                                           1,493
  Registration fees                                    1,327
  Insurance expense                                    1,223
  Other                                                  350
                                                -------------
  Total Expenses                                     939,011
                                                -------------

  Net Investment Income                           11,077,309
                                                -------------
Realized and Unrealized Gain/(Loss)
   on Investments -- Note D
  Net realized loss on investments                (5,199,140)
  Net change in unrealized depreciation
  of investments                                   5,939,086
                                                -------------
  Net Realized and Unrealized Gain
  on Investments                                     739,946
                                                -------------
  Net Increase in Net Assets
  from Operations                               $ 11,817,255
                                                =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Bond Fund, Inc.
                                                                 ---------------
                                                                        3
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months            Year
                                                          Ended           Ended
                                                       June 30,    December 31,
                                                           1997            1996
                                                     (Unaudited)       (Audited)
                                                  -------------   -------------
INCREASE/(DECREASE) IN NETASSETS
 From Operations:
   Net investment income                          $  11,077,309   $  22,010,719
   Net realized gain/(loss) on investments           (5,199,140)      2,193,816
   Net change in unrealized appreciation/
   (depreciation) of investments                      5,939,086     (14,421,607)
                                                  -------------   -------------
     Net Increase in Net Assets from Operations      11,817,255       9,782,928
                                                  -------------   -------------
 Dividends to Shareholders from:
   Net investment income                            (10,203,167)    (22,033,188)
                                                  -------------   -------------
 From Capital Share Transactions:
   Net decrease in net assets from capital
   share transactions-- Note E                      (13,568,878)     (7,778,324)
                                                  -------------   -------------
     Net Decrease in Net Assets                     (11,954,790)    (20,028,584)
 Net Assets:
   Beginning of period                              354,432,997     374,461,581
                                                  -------------   -------------
   End of period*                                 $ 342,478,207   $ 354,432,997
                                                  =============   =============

* Includes undistributed net investment
   income of:                                     $   1,873,014   $     998,872


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:


                               Six Months
                                  Ended                      Year Ended December 31, (Audited)
                              June 30, 1997  -----------------------------------------------------------------
                               (Unaudited)    1996      1995      1994     1993       1992      1991     1990
                              -------------  -----------------------------------------------------------------
Net asset value,
  beginning of period ........   $11.83      $12.25    $11.08    $12.24    $12.26    $12.33    $11.56   $11.67
                                 ------      ------    ------    ------    ------    ------    ------   ------
Income from investment
  operations
  Net investment
   income ....................     0.40        0.76      0.76      0.40      0.70      0.81      0.92     0.97
  Net realized and unre-
   alized gain/(loss)
   on investments ............     0.01       (0.42)     1.17     (0.82)     0.50      0.13      0.91    (0.11)
                                 ------      ------    ------    ------    ------    ------    ------   ------
  Net increase/(decrease)
   from investment
   operations ................     0.41        0.34      1.93     (0.42)     1.20      0.94      1.83     0.86
                                 ------      ------    ------    ------    ------    ------    ------   ------
Dividends and Distributions
  to Shareholders from:
  Net investment income ......    (0.36)      (0.76)    (0.76)    (0.68)    (0.70)    (0.81)    (0.92)   (0.97)
  Net realized gain ..........      --          --        --      (0.06)    (0.52)    (0.20)    (0.14)     --
                                 ------      ------    ------    ------    ------    ------    ------   ------
  Total dividends and
   distributions .............    (0.36)      (0.76)    (0.76)    (0.74)    (1.22)    (1.01)    (1.06)   (0.97)
                                 ------      ------    ------    ------    ------    ------    ------   ------
Net asset value, end of
  period .....................   $11.88      $11.83    $12.25    $11.08    $12.24    $12.26    $12.33   $11.56
                                 ======      ======    ======    ======    ======    ======    ======   ======
Total return* ................     3.50%       2.88%    17.59%    (3.45)%    9.85%     7.70%    16.19%    7.57%
                                 ======      ======    ======    ======    ======    ======    ======   ======
Ratios/supplemental data:
  Net assets, end of period
   (000's omitted) ........... $342,478    $354,433  $374,462  $308,978  $340,269  $284,330  $222,299 $165,844
  Ratio of expenses to
   average net assets ........     0.55%(a)    0.54%     0.54%     0.54%     0.55%     0.56%     0.57%    0.58%
  Ratio of net invest-
   ment income to
   average net assets ........     6.49%(a)    6.12%     6.43%     5.69%     5.56%     6.70%     7.81%    8.53%
  Portfolio turnover
   rate ......................      171%        188%      298%      311%      220%       57%       43%      39%

                                 ---------------------------
                                    1989     1988      1987
                                 ---------------------------
Net asset value,
  beginning of period ........    $11.16    $11.12  $12.41
                                  ------    ------  ------
Income from investment
  operations
  Net investment
   income ....................      0.98      1.03    0.96
  Net realized and unre-
   alized gain/(loss)
   on investments ............      0.55      0.02   (0.92)
                                  ------    ------  ------
  Net increase/(decrease)
   from investment
   operations ................      1.53      1.05    0.04
                                  ------    ------  ------
Dividends and Distributions
  to Shareholders from:
  Net investment income ......     (1.02)    (1.01)  (1.23)
  Net realized gain ..........       --        --    (0.10)
                                  ------    ------  ------
  Total dividends and
   distributions .............     (1.02)    (1.01)  (1.33)
                                  ------    ------  ------
Net asset value, end of
  period .....................    $11.67    $11.16   $11.12
                                  ======    ======  ======
Total return* ................     13.88%     9.70%    0.32%
                                  ======    ======  ======
Ratios/supplemental data:
  Net assets, end of period
   (000's omitted) ...........  $147,753  $113,616 $103,846
  Ratio of expenses to
   average net assets ........      0.60%     0.61%    0.62%
  Ratio of net invest-
   ment income to
   average net assets ........      8.78%     8.97%    8.97%
  Portfolio turnover
   rate ......................       158%       24%      67%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) Annualized.


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       This page intentionally left blank.



--------------------------------------------------------------------------------
                                       45

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1997 (Unaudited)

-------------------------
COMMERCIAL PAPER -- 95.8%
-------------------------

Principal
   Amount                                               Value
-------------------------------------------------------------

FINANCIAL -- 39.9%

Bank Holding Companies -- 8.0%
 $16,000,000  J.P. Morgan & Co., Inc.
                 5.53%  due 7/25/97             $  15,941,013
  16,000,000  Republic New York Corp.
                 5.53%  due 7/28/97                15,933,640
                                                -------------
                                                   31,874,653
                                                -------------

Finance Companies -- 19.9%
  16,000,000  Associates Corp. of N.A.
                 5.62%  due 7/2/97                 15,997,502
  16,000,000  Household Finance Corp.
                 5.56%  due 7/21/97                15,950,578
  16,000,000  Nat'l. Rural Utils. Coop. Fin. Corp.
                 5.50%  due 7/9/97                 15,980,444
  16,000,000  USAA Capital Corp.
                 5.55%  due 7/14/97                15,967,933
  16,000,000  U.S. Central Credit Union
                 5.53%  due 8/15/97                15,889,400
                                                -------------
                                                   79,785,857
                                                -------------

Insurance -- 4.0%
  16,000,000  American Gen. Financial Corp.
                 5.54% due 7/30/97                 15,928,596
                                                -------------

Other Major Banks -- 8.0%
  16,000,000  Barclays U.S. Funding Corp.
                 5.50% due 7/7/97                  15,985,333
  16,000,000  Dresdner U.S. Finance Co.
                 5.54% due 7/11/97                 15,975,378
                                                -------------
                                                   31,960,711
                                                -------------
              Total Financial                     159,549,817
                                                -------------

INDUSTRIAL  -- 55.9%

Aerospace and Defense -- 3.9%
  16,000,000  Rockwell Int'l. Corp.
                 5.53% due 8/20/97                 15,877,111
                                                -------------

Automotive -- 4.0%
  16,000,000  Ford Motor Credit Co.
                 5.54% due 8/4/97                  15,916,284
                                                -------------

Chemicals -- 8.0%
  16,000,000  E.I. Dupont de Nemours, Inc.
                 5.49% due 7/24/97                 15,943,880
  16,000,000  Monsanto Co.
                 5.53% due 8/1/97                  15,923,809
                                                -------------
                                                   31,867,689
                                                -------------

Conglomerates -- 8.0%
  16,000,000  General Electric Cap. Corp.
                 5.53% due 7/31/97                 15,926,267
  16,000,000  Mitsubishi Int'l. Corp.
                 5.59% due 7/29/97                 15,930,436
                                                -------------
                                                   31,856,703
                                                -------------

Food and Beverage -- 4.0%
  16,000,000  Hershey Foods Corp.
                 5.50% due 7/17/97                 15,960,889
                                                -------------

Household Products -- 4.0%
  16,000,000  Colgate Palmolive Co.
                 5.55% due 8/6/97                  15,911,200
                                                -------------

Oil-Integrated-International -- 4.0%
  16,000,000 Texaco, Inc.
                 5.52% due 7/10/97                 15,977,920
                                                -------------

Telecommunications -- 12.0%
  16,000,000  Bell Atlantic Fin'l. Svcs.
                 5.56% due 7/1/97                  16,000,000
  16,000,000  Lucent Technologies, Inc.
                 5.52% due 7/23/97                 15,946,027
  16,000,000  Southwestern Bell Telephone Co.
                 5.53% due 8/29/97                 15,854,991
                                                -------------
                                                   47,801,018
                                                -------------

Utilities-Electric -- 8.0%
  16,000,000  Carolina Power & Light Co.
                 5.53% due 7/18/97                 15,958,218
  16,000,000  Union Electric Co.
                 5.50% due 7/16/97                 15,963,333
                                                -------------
                                                   31,921,551
                                                -------------
              Total Industrial                    223,090,365
                                                -------------

TOTAL  COMMERCIAL PAPER
  (Cost $382,640,182)                             382,640,182
                                                -------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                        4
                                                                 ---------------
----------------------------
REPURCHASE AGREEMENT -- 4.6%
----------------------------
--------------------------------------------------------------------------------

   Principal                             Maturity
      Amount                               Date      Value
-------------------------------------------------------------

$18,159,000    State Street Bank  & Trust
                 repurchase agreement,
                 date 6/30/97, maturity
                 value $18,161,951 at 5.85%
                 due 7/1/97 (collateralized
                 by $18,395,000 U.S.
                 Treasury Notes, 6.00%
                 due 5/31/98)           7/1/97   $ 18,159,000
                                                -------------

TOTAL REPURCHASE AGREEMENT
  (Cost $18,159,000)                               18,159,000
                                                -------------

TOTAL INVESTMENTS -- 100.4%
  (Cost $400,799,182)                             400,799,182

PAYABLES IN EXCESS OF CASH,
  RECEIVABLES AND
  OTHER ASSETS--(0.4%)                             (1,464,078)
                                                -------------

NET ASSETS-- 100.0%                             $ 399,335,104
                                                =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
   Investments, at identified cost*              $400,799,182
                                                 ============

   Investments, at market                         382,640,182
   Repurchase agreement                            18,159,000
                                                 ------------
   TOTAL INVESTMENTS                              400,799,182

   Cash                                                   948
   Receivable for fund shares sold                    973,695
   Interest receivable                                  2,951
   Other assets                                         1,328
                                                 ------------
   TOTAL ASSETS                                   401,778,104
                                                 ------------

LIABILITIES:
   Payable for fund shares redeemed                 1,821,576
   Accrued expenses                                    72,582
   Due to affiliates                                  548,842
                                                 ------------
   TOTAL LIABILITIES                                2,443,000
                                                 ------------
     NET ASSETS                                  $399,335,104
                                                 ============

COMPONENTS OF NET ASSETS:
   Capital stock, at par                         $  3,993,351
   Additional paid-in capital                     395,341,753
                                                 ------------
     NET ASSETS                                  $399,335,104
                                                 ============

   Shares Outstanding-- $0.10 par value            39,933,510
                                                 ------------

NET ASSET VALUE PER SHARE                            $  10.00
                                                 ============

*     Includes repurchase agreement.


STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1997 (Unaudited)

Investment Income:
Income:
   Interest                                       $10,888,383
                                                 ------------

Expenses:
   Investment advisory fees-- Note B                  992,219
   Custodian fees                                      43,453
   Registration fees                                   18,321
   Audit fees                                           8,500
   Directors' fees-- Note B                             6,250
   Printing expense                                     2,750
   Transfer agent fees                                  1,650
   Legal fees                                           1,400
   Insurance expense                                    1,307
   Other                                                  350
                                                 ------------
   Total Expenses                                   1,076,200
                                                 ------------

Net Investment Income, Representing
  Net Increase in Net Assets
  from Operations                                $  9,812,183
                                                 ============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                        4
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months            Year
                                                          Ended           Ended
                                                       June 30,    December 31,
                                                           1997            1996
                                                     (Unaudited)       (Audited)
                                                   ------------    ------------
INCREASE IN NET ASSETS
 From Operations:
    Net investment income                          $  9,812,183    $ 18,377,984
                                                   ------------    ------------
      Net Increase in Net Assets from Operations      9,812,183      18,377,984
                                                   ------------    ------------

 Dividends to Shareholders from:
    Net investment income                            (9,812,183)    (18,377,984)
                                                   ------------    ------------

 From Capital Share Transactions:
    Net increase in net assets from capital
    share transactions-- Note E                      21,013,394      21,501,621
                                                   ------------    ------------
      Net Increase in Net Assets                     21,013,394      21,501,621

 Net Assets:
    Beginning of period                             378,321,710     356,820,089
                                                   ------------    ------------
    End of period                                  $399,335,104    $378,321,710
                                                   ============    ============


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                          Six Months
                             Ended                                       Year Ended December 31, (Audited)
                         June 30, 1997     ----------------------------------------------------------------------------------------
                          (Unaudited)           1996         1995         1994         1993         1992         1991         1990
                         -------------     ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...  $   10.00       $   10.00    $   10.00    $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                           ---------       ---------    ---------    ---------    ---------    ---------    ---------    ---------

Income from investment
  operations
  Net investment
    income ..............       0.24            0.49         0.54         0.38         0.26         0.35         0.54         0.77
                           ---------       ---------    ---------    ---------    ---------    ---------    ---------    ---------

Dividends to
  Shareholders from:
  Net investment income .      (0.24)          (0.49)       (0.54)       (0.38)       (0.26)       (0.35)       (0.54)       (0.77)
                           ---------       ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of
   period ...............  $   10.00       $   10.00    $   10.00    $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                           =========       =========    =========    =========    =========    =========    =========    =========
Total return* ...........       2.47%           4.98%        5.52%        3.82%        2.64%        3.21%        5.59%        7.95%
                           =========       =========    =========    =========    =========    =========    =========    =========
Ratios/supplemental data:
Net assets, end of period
  (000's omitted) .......  $ 399,335       $ 378,322    $ 356,820    $ 386,986    $ 310,798    $ 318,879    $ 331,677    $ 331,600
Ratio of expenses to
  average net assets ....       0.54%(a)        0.54%        0.54%        0.54%        0.54%        0.54%        0.55%        0.56%
Ratio of net investment
  income to average
  net assets ............       4.94%(a)        4.86%        5.39%        3.81%        2.61%        3.17%        5.44%        7.67%


                            Year Ended December 31, (Audited)
                           -----------------------------------
                                1989         1988         1987

Net asset value,
  beginning of period ...  $   10.00    $   10.00    $   10.00
                           ---------    ---------    ---------

Income from investment
  operations
  Net investment
    income ..............       0.87         0.72         0.63
                           ---------    ---------    ---------

Dividends to
  Shareholders from:
  Net investment income .      (0.87)       (0.72)       (0.63)
                           ---------    ---------    ---------
Net asset value, end of
   period ...............  $   10.00    $   10.00    $   10.00
                           =========    =========    =========
Total return* ...........       8.70%        7.20%        6.30%
                           =========    =========    =========
Ratios/supplemental data:
Net assets, end of period
  (000's omitted) .......  $ 262,865    $ 228,310    $ 164,326
Ratio of expenses to
  average net assets ....       0.56%        0.58%        0.61%
Ratio of net investment
  income to average
  net assets ............       8.67%        7.17%        6.27%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) Annualized.


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                      This page intentionally left blank.



--------------------------------------------------------------------------------

------------------
   The Guardian
Stock, Bond & Cash
------------------
        4
------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each Fund sold 10,000 of its shares to The Guardian Insurance & Annuity Company, Inc. (GIAC) for $100,000 per Fund in order to facilitate the commencement of its operations. Such shares were subsequently deposited in The Guardian Separate Account A, a separate account of GIAC which is registered as a unit investment trust under the 1940 Act. Shares of the Funds are only sold to certain separate accounts of GIAC. The Funds are available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian
Life). Significant accounting policies of the Funds are as follows:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Investments in GSF and GBF are carried at value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on the identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are re corded on the ex-dividend date.


--------------------------------------------------------------------------------

                                                              ------------------
                                                                 The Guardian
                                                              Stock, Bond & Cash
                                                              ------------------
                                                                       4
                                                              ------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited) (continued)

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of in come on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceeds 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 1997.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund. The aggregate remuneration paid by each Fund to its disinterested directors was $6,250 for the six months ended June 30, 1997.


--------------------------------------------------------------------------------

------------------
   The Guardian
Stock, Bond & Cash
------------------
        4
------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited) (continued)

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund. Repurchase agreements of more than one week's duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of a Fund's net assets would be so invested.

---------------------------------
Note D -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                                Six Months Ended June 30, 1997
                                                         (Unaudited)
                                               --------------------------------
                                                    GSF                GBF
                                                    ---                ---
Purchases
    Stocks and debt obligations ............   $ 689,635,573      $ 177,030,642
    U.S. Government and government
      agency obligations ...................            --          398,148,143
Proceeds
    Stocks and debt obligations ............   $ 562,392,414      $ 177,723,333
    U.S. Government and government
      agency obligations ...................            --          397,398,546

      The cost of investments owned at June 30, 1997 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 1997 for GSF and GBF were as follows:

                                                    GSF                GBF
                                                    ---                ---
    Gross Appreciation .....................   $ 832,134,025      $   2,053,946
    Gross Depreciation .....................      (7,641,925)        (1,493,676)
                                               -------------      -------------
      Net Unrealized Appreciation ..........   $ 824,492,100      $     560,270
                                               =============      =============

--------------------------------------------------------------------------------

                                                              ------------------
                                                                 The Guardian
                                                              Stock, Bond & Cash
                                                              ------------------
                                                                       4
                                                              ------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited) (continued)

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 100,000,000 shares of $0.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                      Six Months       Year Ended       Six Months       Year Ended
                                           Ended         December            Ended         December
                                   June 30, 1997         31, 1996    June 30, 1997         31, 1996
                                     (Unaudited)        (Audited)      (Unaudited)        (Audited)
----------------------------------------------------------------------------------------------------
                                                 Shares                            Amount
----------------------------------------------------------------------------------------------------
o The Guardian Stock Fund, Inc.
Shares sold                            5,156,757        9,984,589    $ 216,285,699    $ 376,271,228
Shares issued in reinvestment of
  dividends and distributions          1,307,116        7,056,955       58,781,016      270,899,336
Shares repurchased                    (2,833,149)      (5,854,449)    (115,603,588)    (218,108,938)
----------------------------------------------------------------------------------------------------
   Net increase                        3,630,724       11,187,095    $ 159,463,127    $ 429,061,626
----------------------------------------------------------------------------------------------------
o The Guardian Bond Fund, Inc.
Shares sold                            1,270,463        4,464,537    $  15,183,129    $  53,654,579
Shares issued in reinvestment of
  dividends and distributions            857,409        1,871,161       10,203,167       22,033,188
Shares repurchased                    (3,262,496)      (6,951,420)     (38,955,174)     (83,466,091)
----------------------------------------------------------------------------------------------------
   Net decrease                       (1,134,624)        (615,722)   ($ 13,568,878)   ($  7,778,324)
----------------------------------------------------------------------------------------------------
o The Guardian Cash Fund, Inc.
Shares sold                           16,573,653       33,287,898    $ 165,736,537    $ 332,878,981
Shares issued in reinvestment of
  dividends and distributions            981,218        1,837,798        9,812,182       18,377,984
Shares repurchased                   (15,453,532)     (32,975,534)    (154,535,325)    (329,755,344)
----------------------------------------------------------------------------------------------------
   Net increase                        2,101,339        2,150,162    $  21,013,394    $  21,501,621
----------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1997, none of the Funds borrowed against this line of credit.


--------------------------------------------------------------------------------

------------------
 Baillie Gifford
International Fund
------------------
        5
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1997 (Unaudited)

----------------------
COMMON STOCKS -- 94.1%
----------------------
     Shares                                                Value
----------------------------------------------------------------
ARGENTINA -- 1.2%
 Gas Transport -- 0.3%
    126,500   Transportadora De Gas Del Sur         $  1,581,250
 Oil and Gas -- 0.5%
    315,055   Perez Companc S.A.                       2,530,284
 Telephone -- 0.4%
     64,500   Telefonica De Argentina S.A.             2,233,313
                                                    ------------
                                                       6,344,847
                                                    ------------
AUSTRALIA -- 3.5%
 Bank -- 0.8%
    608,000   Australia & NZ Bank Group                4,549,010
 Beverage -- 0.4%
  1,335,300   Fosters Brewing Group                    2,482,516
 Business Services -- 0.6%
    175,700   Brambles Industries Ltd.                 3,477,779
 Metals and Mining -- 0.4%
    325,689   WMC Ltd.                                 2,055,264
 Petroleum Services -- 0.7%
     39,961   Broken Hill Proprietary                    588,397
    358,200   Woodside Petroleum                       3,086,090
 Real Estate -- 0.6%
    162,332   Lend Lease Corp.                         3,435,107
                                                    ------------
                                                      19,674,163
                                                    ------------
BRAZIL -- 2.0%
 Food and Beverage -- 0.3%
    110,000   Companhia Cerveja Ria Brahma             1,684,375
 Petroleum Services -- 0.4%
     75,000   Petroleo Brasileiro S.A.                 2,175,000
 Retail Food -- 0.3%
     64,000 Companhia Brasileira De Distribution 1,536,000 Telecommunications -- 1.0%
     35,300   Telecomunicacoes Brasileiras             5,356,775
                                                    ------------
                                                      10,752,150
                                                    ------------
CHILE -- 0.7%
 Mining -- 0.3%
    202,800   Antofagasta Hldgs.                       1,553,526
 Utility - Electric -- 0.4%
     60,000   Enersis S.A.                             2,133,750
                                                    ------------
                                                       3,687,276
                                                    ------------
CZECH REPUBLIC -- 0.2%
 Bank -- 0.2%
     45,996   Komercni Banka S.A.                        954,417
                                                    ------------
FRANCE -- 3.8%
 Broadcasting -- 0.6%
     17,100   Canal Plus                               3,328,807
 Consumer Goods -- 0.4%
     13,500   BIC                                      2,207,617
 Electronics -- 0.8%
     58,000   SGS Thomson Microelectronics NV          4,579,441
 Oil-Integrated -- 0.9%
     48,500   Elf Aquitaine                            5,232,358
 Retail Trade -- 1.1%
     11,850   Comptoirs Modernes                       6,250,957
                                                    ------------
                                                      21,599,180
                                                    ------------
GERMANY -- 10.2%
 Automobile -- 1.8%
     13,150   Volkswagen AG                           10,080,586
 Bank -- 0.8%
    152,000   Bayerische Hypo/Wech Bank                4,544,923
 Chemicals -- 2.4%
    187,690   BASF AG                                  6,935,738
    145,000   Hoechst AG                               6,150,507
 Drugs and Health Care-- 0.3%
     22,000   GEHE AG                                  1,501,061
 Footwear -- 1.5%
     76,000   Adidas AG                                8,410,068
 Industrial Machinery -- 1.7%
     20,450   Mannesmann AG                            9,110,515
 Software -- 0.7%
     20,100   SAP AG                                   4,033,599


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                              ------------------
                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      5
                                                              ------------------

     Shares                                                Value
----------------------------------------------------------------
 Telecommunications -- 1.0%
    225,470   Deutsche Telekom                      $  5,429,586
                                                    ------------
                                                      56,196,583
                                                    ------------
HONG KONG -- 6.4%
 Banks -- 1.9%
    195,500   HSBC Hldgs.                              5,895,591
    330,000   Hang Seng Bank                           4,706,801
 Conglomerates -- 1.7%
    579,000   CITIC Pacific Ltd.                       3,617,209
    644,000   Hutchison Whampoa                        5,569,424
 Real Estate -- 2.8%
    891,000   Henderson Land Development               7,906,787
  1,088,220   Hong Kong Land Hldgs.                    2,894,665
    768,000   New World Development Co.                4,579,867
                                                    ------------
                                                      35,170,344
                                                    ------------
HUNGARY -- 0.9%
 Food and Beverage -- 0.4%
     27,000   Pick Szeged RT                           2,075,869
 Pharmaceutical -- 0.5%
     31,700   Richter Gedeon VEG                       2,918,746
                                                    ------------
                                                       4,994,615
                                                    ------------
IRELAND -- 1.1%
 Bank -- 0.6%
    391,900   Allied Irish Bank                        3,009,997
 Construction Material -- 0.5%
    273,080   CRH                                      2,861,026
                                                    ------------
                                                       5,871,023
                                                    ------------
ITALY -- 5.5%
 Oil-lntegrated -- 1.2%
  1,214,200   Eni Spa                                  6,876,254
 Telephone -- 2.7%
  2,186,000   Telecom Italia                           7,016,263
  2,435,000   Telecom Italia MOB                       7,879,934
 Textile-Apparel and Production -- 1.6%
    127,800   Gucci Group NV                           8,333,792
                                                    ------------
                                                      30,106,243
                                                    ------------
JAPAN -- 25.0%
 Automobile -- 1.0%
    190,000   Honda Motor Co.                          5,718,897
 Business Services-- 0.7%
     54,000   Secom Co.                                3,962,136
 Chemical -- 1.0%
    200,000   Shin Etsu Chem. Co.                      5,304,485
 Computer Systems -- 1.4%
        200   NTT Data Communication Systems           7,729,890
 Drugs and Health Care -- 1.3%
    146,000   Sankyo Co.                               4,904,031
    102,000   Santen Pharmaceutical Co.                2,055,662
 Electrical Equipment -- 2.4%
    210,000   Matsushita Comm.                         7,090,386
    289,000   Omron Corp.                              6,126,941
 Electronics -- 5.6%
    390,000   Canon, Inc.                             10,615,949
    113,000   Rohm Co.                                11,633,223
    100,000   Sony Corp.                               8,715,757
 Financial Services -- 2.9%
    240,100   Credit Saison Co.                        5,865,294
    110,400   Promise Co.                              6,318,479
     12,800   Shohkoh Fund & Co.                       3,875,066
 Industrial Machinery -- 1.1%
     69,300   SMC Corp.                                5,852,592
 Leisure Product -- 0.5%
     16,500   Toho Co.                                 2,720,729
 Photography -- 1.1%
    153,000   Fuji Photo Film Co.                      6,153,638
 Real Estate -- 1.4%
    523,000   Mitsubishi Estate                        7,574,420
 Retail Trade -- 2.3%
    191,000   Jusco Co.                                6,448,875
    673,000   Mitsui & Co.                             6,458,733
 Telecommunications -- 1.1%
        816   DDI Corp.                                6,022,824


                       See notes to financial statements.
--------------------------------------------------------------------------------

------------------
 Baillie Gifford
International Fund
------------------
        5
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of investments (continued)
June 30, 1997 (Unaudited)

     Shares                                                Value
----------------------------------------------------------------
 Tires and Rubber -- 1.2%
    295,000   Bridgestone Corp.                     $  6,846,100
                                                    ------------
                                                     137,994,107
                                                    ------------
MEXICO -- 1.1%
 Conglomerate -- 0.3%
    207,000   Alfa S.A.                                1,411,689
 Food, Beverage and Tobacco -- 0.3%
     56,000   Pan American Beverages, Inc.             1,841,000
 Telecommunications -- 0.5%
     56,400   Telefonos De Mexico S.A.                 2,693,100
                                                    ------------
                                                       5,945,789
                                                    ------------
NETHERLANDS -- 4.8%
 Bank -- 1.5%
    445,200   ABN Amro Hldgs. NV                       8,301,146
 Broadcasting and Publishing -- 2.1%
    280,000   Ver Ned Uitgevers                        6,190,840
     43,010   Wolters Kluwer NV                        5,236,838
 Semiconductor-Equipment -- 1.2%
    118,000   ASM Lithography Hldgs.                   6,823,068
                                                    ------------
                                                      26,551,892
                                                    ------------
NEW ZEALAND -- 0.6%
 Telecommunications -- 0.6%
    679,000   Telecom Corp. of New Zealand             3,459,081
                                                    ------------
POLAND -- 0.3%
 Conglomerate -- 0.3%
    175,000   Elektrim                                 1,522,897
                                                    ------------
SINGAPORE -- 1.0%
 Bank -- 0.5%
    284,278   Overseas Chinese Bank                    2,942,795
 Publishing -- 0.5%
    127,000   Singapore Press Hldgs.                   2,558,299
                                                    ------------
                                                       5,501,094
                                                    ------------
SPAIN -- 2.0%
 Bank -- 2.0%
    351,500   Banco Santander S.A.                    10,823,902
                                                    ------------
SWEDEN -- 4.4%
 Business Services -- 0.8
    165,000   Securitas AB                             4,649,990
 Conglomerate -- 1.2%
     72,000   Incentive AB                             6,580,570
 Construction and Mining Equipment -- 1.0%
    216,000   Atlas Copco AB                           5,640,489
 Telecommunications -- 1.4%
    192,700   LM Ericsson                              7,585,437
                                                    ------------
                                                      24,456,486
                                                    ------------
SWITZERLAND -- 7.3%
 Business Services -- 1.0%
     13,800   Adecco S.A.                              5,293,151
      5,000   Danzas Hldgs. AG                            75,342
 Industrial Machinery -- 0.4%
      1,245   Bobst AG                                 2,114,795
 Insurance -- 1.1%
      7,080   Winterthur                               6,236,219
 Pharmaceutical -- 4.8%
     16,440   Novartis AG                             26,281,479
                                                    ------------
                                                      40,000,986
                                                    ------------
UNITED KINGDOM -- 12.1%
 Bank -- 1.6%
    288,000   Abbey National                           3,932,775
    376,000   National Westminster Bank Co., PLC       5,056,187
 Capital Goods-Technology -- 0.2%
    100,000   Sage Group                               1,090,772
 Chemical -- 0.1%
    245,000   Albright & Wilson                          652,798
 Conglomerate -- 0.5%
      8,658   BTR PLC (wts.)                                 288
    578,000   Williams Hldgs.                          3,128,268
 Construction Materials -- 0.1%
     43,220   CRH                                        452,718


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                              ------------------
                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      5
                                                              ------------------

     Shares                                                Value
----------------------------------------------------------------
 Distributor -- 0.1%
    204,000   Litho Supplies                        $    704,922
 Drugs and Healthcare -- 1.8%
    320,000   Glaxo Wellcome                           6,621,237
    104,000   Zeneca Group                             3,439,580
 Electronics -- 0.7%
    140,000   Eletrocomponents                         1,042,145
    139,000   Premier Farnell                          1,080,997
    340,000   Rotork                                   1,483,450
 Engineering -- 0.5%
    116,000   Siebe                                    1,966,521
     46,500   Vosper Thorncroft                          589,292
 Financial Services -- 0.2%
    135,000   3i Group                                 1,117,334
 Food, Beverage and Tobacco -- 1.3%
    190,000   Devro Int'l.                             1,072,620
    140,000   Highland Distilleries                      767,038
    538,900   Imperial Tobacco                         3,464,083
    153,000   Whitbread                                1,935,138
 Insurance -- 0.8%
     70,000   Britannic Assurance                        944,226
    344,000   Prudential Corp.                         3,362,251
 Leisure Product -- 0.5%
    203,000   Granada Group                            2,670,643
 Newspapers -- 0.3%
    250,000   Mirror Group PLC                           782,692
    164,000   Southnews PLC                            1,065,127
 Oil-lnternational -- 0.9%
    386,000   British Petroleum                        4,801,763
 Retail Trade -- 0.5%
    369,700   Dixons Group                             2,912,080
 Support Services -- 0.1%
    160,000   Dawson Hldgs.                              492,929
 Telecommunications -- 1.0%
    503,991   Cable & Wireless Co.                     2,660,571
    585,000   Vodafone Group                           2,854,409
 Transportations -- 0.9%
    130,000   Associated British Ports                   555,295
    288,000   BAA PLC                                  2,654,623
    400,000   Firstbus                                 1,398,853
                                                    ------------
                                                      66,753,625
                                                    ------------
TOTAL COMMON STOCKS
 (Cost $374,436,616)                                 518,360,700
                                                    ------------

-----------------------
PREFERRED STOCK -- 0.3%
-----------------------

     Shares                                                Value
----------------------------------------------------------------
     27,300   Companhia Energetica
              De Minas+
   (Cost $721,831)                                  $  1,405,950
                                                    ------------

----------------------
CORPORATE BOND -- 0.5%
----------------------

   Principal
     Amount                                                Value
----------------------------------------------------------------
 $2,400,000   MBL Int'l. Finance Exch. Gtd.
              Notes, 3% due 11/30/02
   (Cost $2,400,000)                                $  2,631,000
                                                    ------------


                       See notes to financial statements.
+ Rule 144A restricted security.
--------------------------------------------------------------------------------

------------------
 Baillie Gifford
International Fund
------------------
        5
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS (continued)
June 30, 1997 (Unaudited)

----------------------------
REPURCHASE AGREEMENT -- 1.9%
----------------------------
  Principal                              Maturity
     Amount                                Date            Value
----------------------------------------------------------------
$10,527,000 State Street Bank & Trust
            repurchase agreement, dated
            6/30/97, maturity value
            $10,528,462 at 5.00% due
            7/1/97 (collateralized by
            $10,740,000 U.S. Treasury
            Note, 5.875% due 1/31/99)     7/1/97    $ 10,527,000
                                                    ------------

TOTAL REPURCHASE AGREEMENT
 (Cost $10,527,000)                                   10,527,000
                                                    ------------

TOTAL INVESTMENTS -- 96.8%
 (Cost $388,085,447)                                 532,924,650
                                                    ------------

CASH, RECEIVABLES AND
 OTHER ASSETS LESS
  PAYABLES -- 3.2%                                    17,819,579
                                                    ------------

NET ASSETS -- 100.0%                                $550,744,229
                                                    ============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                              ------------------
                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      5
                                                              ------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
  Investments, at identified cost*                                $ 388,085,447
                                                                  =============
  Investments, at market                                            522,397,650
  Repurchase agreements                                              10,527,000
                                                                  -------------
  TOTAL INVESTMENTS                                                 532,924,650
                                                                  -------------

  Cash                                                                      729
  Foreign currency (Cost $6,693,663)                                  6,682,525
  Receivable for fund shares sold                                    10,419,716
  Receivable for securities sold                                      1,899,887
  Dividends receivable                                                  928,813
  Dividend reclaims receivable                                          487,251
  Interest receivable                                                     7,662
  Other assets                                                            1,601
                                                                  -------------
  TOTAL ASSETS                                                      553,352,834
                                                                  -------------

LIABILITIES:
  Payable for securities purchased                                    1,055,169
  Payable for fund shares redeemed                                      222,229
  Accrued expenses                                                      167,660
  Payable for foreign currency purchased                                  2,857
  Due to affiliates                                                   1,160,690
                                                                  -------------
  TOTAL LIABILITIES                                                   2,608,605
                                                                  -------------
    NET ASSETS                                                    $ 550,744,229
                                                                  =============

COMPONENTS OF NET ASSETS:
  Capital stock, at par                                           $   2,798,919
  Additional paid-in capital                                        405,227,373
  Undistributed net investment income                                 1,247,702
  Accumulated net realized loss on investments
    and foreign currency related transactions                        (3,369,547)
  Net unrealized appreciation of investments
    and translation of assets and liabilities in
    foreign currencies                                              144,839,782
                                                                  -------------
    NET ASSETS                                                    $ 550,744,229
                                                                  =============

  Shares Outstanding -- $0.10 par value                              27,989,195
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       19.68
                                                                  =============

* Includes repurchase agreement.


STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1997 (Unaudited)

Investment Income
Income:
   Dividends                                                       $  5,913,110
   Interest                                                             287,865
                                                                   ------------
                                                                      6,200,975
     Less: Foreign tax withheld                                         662,553
                                                                   ------------
 Total Income                                                         5,538,422
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                 1,874,465
   Custodian fees                                                       327,509
   Registration fees                                                     14,500
   Audit fees                                                            10,500
   Directors' fees -- Note B                                              6,250
   Printing expenses                                                      2,750
   Transfer agent fees                                                    1,750
   Insurance expense                                                      1,577
   Legal fees                                                             1,475
   Other                                                                    360
                                                                   ------------
   Total Expenses                                                     2,241,136
                                                                   ------------
   Net Investment Income                                              3,297,286
                                                                   ------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note D
  Net realized loss on investments -- Note A                         (2,193,373)
  Net realized loss on foreign currency
   related transactions -- Note A                                       (22,690)
  Net change in unrealized appreciation of
   investments -- Note D                                             66,798,755
  Net change in unrealized depreciation from
   translation of assets and liabilities in
   foreign currencies -- Note D                                          54,518
                                                                   ------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                 64,637,210
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                  $ 67,934,496
                                                                   ============


                       See notes to financial statements.
--------------------------------------------------------------------------------

------------------
 Baillie Gifford
International Fund
------------------
        5
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Six Months        Year Ended
                                                                                                     Ended      December 31,
                                                                                             June 30, 1997              1996
                                                                                               (Unaudited)         (Audited)
                                                                                             -------------     -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
   Net investment income                                                                     $   3,297,286     $   3,598,533
   Net realized gain/(loss) on investments and foreign currency related transactions            (2,216,063)        6,850,247
   Net change in unrealized appreciation/(depreciation) on investments and translation of
     assets and liabilities in foreign currencies                                               66,853,273        45,984,301
                                                                                             -------------     -------------
     Net Increase in Net Assets from Operations                                                 67,934,496        56,433,081
                                                                                             -------------     -------------

  Dividends and Distributions to Shareholders from:
   Net investment income                                                                        (1,868,696)       (3,598,533)
   Distributions in excess of net investment income                                                     --        (2,499,964)
   Net realized gain from investments                                                           (2,124,775)       (5,631,085)
                                                                                             -------------     -------------
     Total Dividends and Distribution to Shareholders                                           (3,993,471)      (11,729,582)
                                                                                             -------------     -------------

  From Capital Share Transactions:
   Net increase in net assets from capital share transactions-- Note F                          30,600,463        94,212,372
                                                                                             -------------     -------------
     Net Increase in Net Assets                                                                 94,541,488       138,915,871

  Net Assets:
   Beginning of period                                                                         456,202,741       317,286,870
                                                                                             -------------     -------------
   End of period*                                                                            $ 550,744,229     $ 456,202,741
                                                                                             =============     =============

* Includes undistributed/(overdistributed) net investment income of:                         $   1,247,702     $    (180,888)


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                              ------------------
                                                               Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      5
                                                              ------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                             Six Months                                                               February 8,
                                               Ended                                                                   1991* to
                                              June 30,                   Year Ended December 31, (Audited)            December 31,
                                               1997        ---------------------------------------------------------     1991
                                            (Unaudited)      1996        1995        1994        1993        1992      (Audited)
                                             ---------     ---------------------------------------------------------   ---------
Net asset value,
  beginning of period .....................  $   17.26     $   15.37   $   14.69   $   14.69   $   11.16   $   12.37   $   10.00
                                             ---------     ---------   ---------   ---------   ---------   ---------   ---------
Income from Investment Operations
     Net investment income ................       0.12          0.15        0.16        0.15        0.23        0.09        0.04
     Net realized and unrealized gain/(loss)
        on investments and translation of
        assets and liabilities in foreign
        currencies ........................       2.41          2.21        1.49       (0.02)       3.54       (1.20)       2.52
                                             ---------     ---------   ---------   ---------   ---------   ---------   ---------
     Net increase/(decrease) from
        investment operations .............       2.53          2.36        1.65        0.13        3.77       (1.11)       2.56
                                             ---------     ---------   ---------   ---------   ---------   ---------   ---------

Dividends and Distributions to
  Shareholders from:
     Net investment income ................      (0.07)        (0.14)      (0.15)      (0.13)      (0.24)      (0.10)      (0.04)
     Distributions in excess of
        net investment income .............       --           (0.10)      (0.12)       --          --          --          --
     Net realized gain on investments
        and foreign currency related
        transactions ......................      (0.04)        (0.23)      (0.70)       --          --          --         (0.15)
                                             ---------     ---------   ---------   ---------   ---------   ---------   ---------
     Total dividends and distributions ....      (0.11)        (0.47)      (0.97)      (0.13)      (0.24)      (0.10)      (0.19)
                                             ---------     ---------   ---------   ---------   ---------   ---------   ---------

Net asset value, end of period ............  $   19.68     $   17.26   $   15.37   $   14.69   $   14.69   $   11.16   $   12.37
                                             =========     =========   =========   =========   =========   =========   =========

Total return+ .............................      15.40%        15.41%      11.23%       0.87%      34.04%      (8.90%)      8.56%
                                             =========     =========   =========   =========   =========   =========   =========

Ratios/supplemental data:
     Net assets, end of period
        (000's omitted) ...................  $ 550,744     $ 456,203   $ 317,287   $ 303,050   $ 186,795   $  55,175   $  36,012
     Ratio of expenses to average
        net assets ........................       0.96%(a)      0.98%       0.99%       1.03%       1.11%       1.26%       1.67%(a)
     Ratio of net investment income to
        average net assets ................       1.40%(a)      0.94%       0.97%       1.11%       1.75%       0.88%       0.61%(a)
     Portfolio turnover rate ..............         22%           38%         52%         27%         18%         44%         14%
     Average rate of commissions paid(b) ..  $   0.023     $   0.036

----------
*     Commencement of operations.
+ Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       63

----------------

GIAC Funds, Inc.
----------------
       5
----------------

--------------------------------------------------------------------------------
  GIAC Funds, Inc., Baillie Gifford International Fund
  and Baillie Gifford Emerging Markets Fund
------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS
  June 30, 1997 (Unaudited)

------------------------------------------------
  Note A -- Organization and Accounting Policies
------------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. The Company was known as Baillie Gifford International Fund, Inc. prior to October 11, 1994 and GBG Funds, Inc. prior to March 27, 1997. Shares of the Company are offered in three series, two of which, Baillie Gifford International Fund (BGIF) and Baillie Gifford Emerging Markets Fund (BGEMF) are included in this report. The remaining series had not commenced operations during this period. The series are collectively referred to herein as the "Funds." Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The Funds are available for investment only through the allocation of contract values under certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994, BGEMF sold 2,000,000 shares of its capital stock to The Guardian Life Insurance Company of America for $20,000,000 to facilitate the commencement of operations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Valuation of Investments

      Investments are carried at value. Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note E).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

  (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

  (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations.


--------------------------------------------------------------------------------

                                                                ----------------

                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       5
                                                                ----------------
--------------------------------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS (continued)
  June 30, 1997 (Unaudited)

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain or loss on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. Neither Fund will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed in accordance with the provisions of the Code to its shareholders. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause


--------------------------------------------------------------------------------

----------------

GIAC Funds, Inc.
----------------
       5
----------------
--------------------------------------------------------------------------------
  GIAC Funds, Inc., Baillie Gifford International Fund
  and Baillie Gifford Emerging Markets Fund
------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS (continued)
  June 30, 1997 (Unaudited)

temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

   The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

--------------------------------------------
  Note B -- Investment Management Agreements
            and Payments to Related Parties
--------------------------------------------

      The Company has investment management agreements with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Funds' portfolios. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-management fees does not represent a separate or additional expense to the Funds.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company. The aggregate remunerations paid by BGIF and BGEMF to the Company's disinterested directors amounted to $6,250 for the six months ended June 30, 1997.

---------------------------------------------
  Note C -- Deferred Organization and Initial
            Offering Expenses
---------------------------------------------

      BGIF incurred expenses of $39,110 in connection with its organization and registration. These expenses were advanced by GIAC and were repaid by BGIF upon completion of its first year of operations. BGEMF's expenses of $2,536 in connection with its organization and registration were advanced by GIAC and were repaid upon completion of its first year of operations. These expenses have been deferred and are being amortized on a straight-line basis over a five year period, beginning with the commencement of BGIF's operations in February, 1991 and BGEMF's operations in September, 1994.

-----------------------------------
  Note D -- Investment Transactions
-----------------------------------

Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:


--------------------------------------------------------------------------------

                                                                ----------------

                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       5
                                                                ----------------
--------------------------------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS (continued)
  June 30, 1997 (Unaudited)

                                                 Six Months Ended June 30, 1997
                                                           (Unaudited)
                                                 -------------------------------
                                                    BGIF                BGEMF
                                                    ----                -----
Purchases

   Stocks and debt obligations ...............   $115,535,399        $43,574,761

Proceeds

   Stocks and debt obligations ...............   $103,049,225        $19,725,891

   The cost of investments owned at June 30, 1997 for federal income tax purposes for BGIF and BGEMF are the same as for financial reporting purposes. The gross unrealized appreciation and (depreciation) of investments at June 30, 1997 were as follows:

                                                    BGIF                BGEMF
                                                    ----                -----

Gross Appreciation ...........................   $147,181,388      $ 24,832,045

Gross Depreciation ...........................     (2,342,185)       (2,026,416)
                                                 ------------      ------------
      Net Unrealized Appreciation ............   $144,839,203      $ 22,805,629
                                                 ============      ============

   Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   There were no open forward foreign currency contracts at June 30, 1997.

--------------------------------
 Note E -- Repurchase Agreements
--------------------------------

   Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days' duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of the applicable Fund's net assets would be so invested.


--------------------------------------------------------------------------------

----------------

GIAC Funds, Inc.
----------------
       5
----------------
--------------------------------------------------------------------------------
  GIAC Funds, Inc., Baillie Gifford International Fund
  and Baillie Gifford Emerging Markets Fund
------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS (continued)
  June 30, 1997 (Unaudited)

----------------------------------------
 Note F -- Transactions in Capital Stock
----------------------------------------

   There are 1,000,000,000 shares of $0.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                               Six Months     Year Ended       Six Months        Year Ended
                                                    Ended       December            Ended          December
                                            June 30, 1997       31, 1996    June 30, 1997          31, 1996
                                              (Unaudited)      (Audited)      (Unaudited)         (Audited)
-----------------------------------------------------------------------------------------------------------
                                                         Shares                          Amount
-----------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund:
Shares sold                                     3,073,516      8,699,658     $ 56,919,808     $ 141,728,936
Shares issued in reinvestments of dividends
  and distributions                               144,154        688,306        2,841,292        11,729,581
Shares repurchased                             (1,660,690)    (3,603,378)     (29,160,637)      (59,246,145)
-----------------------------------------------------------------------------------------------------------
Net increase                                    1,556,980      5,784,586     $ 30,600,463     $  94,212,372
-----------------------------------------------------------------------------------------------------------

o Baillie Gifford Emerging Markets Fund:
Shares sold                                     3,025,180      4,246,440     $ 35,989,748     $  40,664,774
Shares issued in reinvestments of dividends
  and distributions                                32,471             --          412,105                --
Shares repurchased                               (827,543)    (1,923,662)     (10,524,593)      (18,578,466)
-----------------------------------------------------------------------------------------------------------
Net increase                                    2,230,108      2,322,778     $ 25,877,260     $  22,086,308
-----------------------------------------------------------------------------------------------------------

--------------------------
  Note G -- Line of Credit
--------------------------

   A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360-day basis per annum. For the six months ended June 30, 1997, neither of the Funds borrowed against this line of credit.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       This page intentionally left blank.



--------------------------------------------------------------------------------
                                       69

--------------------
Value Line Centurion
     Fund, Inc.
--------------------
         6
--------------------

--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  SCHEDULE OF INVESTMENTS
  June 30, 1997 (unaudited)*

  ----------------------
  COMMON STOCKS -- 89.5%
  ----------------------

   Shares                                                Value
--------------------------------------------------------------------------------

Bank -- 8.0%
  150,000  BankAmerica Corp.                      $  9,684,375
  200,000  Citicorp                                 24,112,500
  300,000  Mellon Bank Corp.                        13,537,500
  100,000  NationsBank Corp.                         6,456,250
                                                  ------------
                                                    53,790,625
                                                  ------------
Bank-Midwest -- 1.1%
  151,567  Banc One Corp.                            7,341,527
                                                  ------------
Computer & Peripherals -- 6.0%
  200,000  Cisco Systems, Inc.*                     13,425,000
   65,000  Compaq Computer Corp.*                    6,451,250
   60,000  Dell Computer Corp.*                      7,046,250
  180,000  Gateway 2000, Inc.*                       5,838,750
  200,000  Sun Microsystems, Inc.*                   7,443,750
                                                  ------------
                                                    40,205,000
                                                  ------------
Computer Software & Services -- 7.9%
  200,000  BMC Software, Inc.*                      11,100,000
  350,000  Computer Associates International,
             Inc.                                   19,490,625
  100,000  Microsoft Corp.*                         12,637,500
  200,000  Oracle Systems Corp.*                    10,075,000
                                                  ------------
                                                    53,303,125
                                                  ------------
Drug -- 5.2%
  170,000  Amgen Inc.*                               9,881,250
  120,000  Merck & Co., Inc.                        12,420,000
  105,000  Pfizer, Inc.                             12,547,500
                                                  ------------
                                                    34,848,750
                                                  ------------
Financial Services -- 4.9%
  200,000  Green Tree Financial Corp.                7,125,000
  475,000  Money Store, Inc. (The)                  13,626,562
  190,000  Travelers Group, Inc.                    11,981,875
                                                  ------------
                                                    32,733,437
                                                  ------------
Healthcare Information Systems -- 2.6%
  250,000  HBO & Co.                                17,218,750
                                                  ------------
Insurance-Diversified -- 2.2%
  100,000  American International Group, Inc.       14,937,500
                                                  ------------
Insurance-Life -- 4.6%
  500,000  Conseco, Inc.                            18,500,000
  250,000  SunAmerica, Inc.                         12,187,500
                                                  ------------
                                                    30,687,500
                                                  ------------
Manufactured Housing/Recreational
 Vehicles -- 3.2%
  400,000  Coachmen Industries, Inc.                 6,850,000
  600,000  Oakwood Homes Corp.                      14,400,000
                                                  ------------
                                                    21,250,000
                                                  ------------
Medical Supplies -- 5.5%
  200,000  Cardinal Health, Inc.                    11,450,000
  120,000  Johnson & Johnson                         7,725,000
  220,000  Medtronic, Inc.                          17,820,000
                                                  ------------
                                                    36,995,000
                                                  ------------
Oilfield Services/Equipment -- 15.9%
  300,000  BJ Services Co.*                         16,087,500
  300,000  Baker Hughes Inc.                        11,606,250
  250,000  ENSCO International Inc.*                13,187,500
  350,000  Global Marine, Inc.*                      8,137,500
  135,000  Halliburton Co.                          10,698,750
  500,000  Tidewater, Inc.                          22,000,000
  350,000  Transocean Offshore, Inc.                25,418,750
                                                  ------------
                                                   107,136,250
                                                  ------------
Packaging & Container -- 0.1%
   25,100  Owens-Illinois, Inc.*                       778,100
                                                  ------------
Petroleum-Producing -- 2.8%
  325,000  Louisiana Land & Exploration Co.         18,565,625
                                                  ------------
Retail Building Supply -- 0.8%
  150,000  Lowe's Companies, Inc.                    5,568,750
                                                  ------------
Retail-Special Lines -- 2.1%
  300,000  Bed, Bath & Beyond, Inc.*                 9,112,500
  250,000  CompUSA, Inc.*                            5,375,000
                                                  ------------
                                                    14,487,500
                                                  ------------
Retail Store -- 1.5%
  400,000  Shopko Stores, Inc.*                     10,200,000
                                                  ------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Centurion
                                                                 Fund, Inc.
                                                            --------------------
                                                                     6
                                                            --------------------

--------------------------------------------------------------------------------
   Shares                                                Value
--------------------------------------------------------------------------------

Securities Brokerage -- 2.8%
  200,000  Merrill Lynch & Co., Inc.              $ 11,925,000
  170,000  Schwab (Charles) Corp.                    6,916,875
                                                  ------------
                                                    18,841,875
                                                  ------------
Semiconductor -- 2.1%
  100,000  Intel Corp.                              14,181,250
                                                  ------------
Shoe -- 3.5%
  400,000  NIKE, Inc. Class "B"                     23,350,000
                                                  ------------
Telecommunications Equipment -- 2.5%
  200,000  Ascend Communications, Inc.*              7,875,000
  600,000  PairGain Technologies, Inc.*              9,300,000
                                                  ------------
                                                    17,175,000
                                                  ------------
Thrift -- 2.2%
  215,000  Federal Home Loan Mortgage
             Corp.                                   7,390,625
  165,000  Federal National Mortgage
             Association                             7,198,125
                                                  ------------
                                                    14,588,750
                                                  ------------
Tobacco -- 2.0%
  300,000  Philip Morris Companies, Inc.            13,312,500
                                                  ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT
SECURITIES -- 89.5%
(Cost $466,735,652)                                601,496,814
                                                  ------------

-------------------------------
SHORT-TERM INVESTMENTS -- 16.5%
-------------------------------

Principal
 Amount                                                  Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.4%
$25,000,000 Federal National Mortgage
             Association Discount Notes
             5.41%, due 7/3/97                    $ 24,992,486
25,000,000  Federal Home Loan Mortgage Corp.,
             Discount Notes 5.43%, due 7/14/97      24,950,979
25,000,000  Federal National Mortgage
             Association Discount Notes
             5.49%, due 7/21/97                     24,923,750
22,000,000  Federal Farm Credit Bank Notes
             5.55%, due 8/1/97                      22,000,000
                                                  ------------
                                                    96,867,215
                                                  ------------
REPURCHASE AGREEMENT -- 2.1%
(including accrued interest)
14,500,000  Collateralized by $11,435,000
            U.S. Treasury Notes 11 7/8%,
            due 11/15/03, with a value of
            $14,813,685 (With Morgan Stanley
            & Co., Inc. 5.70%, dated 6/30/97,
            due 7/1/97, delivery value
            $14,502,296)                            14,502,296
                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $111,369,511)                                111,369,511
                                                  ------------
EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES -- (-6.0%)                    (40,584,496)
                                                  ------------
NET ASSETS -- 100.0%                              $672,281,829
                                                  ============
NET ASSET VALUE PER
OUTSTANDING SHARE                                 $      27.29
                                                  ============
 ($672,281,829 / 24,633,438
  shares outstanding)

* Non-income producing


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------
Value Line Centurion
     Fund, Inc.
--------------------
         6
--------------------

--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS:
  Investment securities, at value
   (cost $466,735,652)                                 $ 601,496,814
  Short-term investments (cost $111,369,511)             111,369,511
  Cash                                                        62,773
  Dividends and interest receivable                          457,025
  Receivable for capital shares sold                         189,368
                                                       -------------
    TOTAL ASSETS                                         713,575,491
                                                       -------------
LIABILITIES:
  Payable for securities purchased                        40,810,991
  Payable for capital shares repurchased                      51,481
  Accrued expenses:
   Advisory fee                                              275,612
   GIAC administrative service fee                           125,000
   Other                                                      30,578
                                                       -------------
    TOTAL LIABILITIES                                     41,293,662
                                                       -------------
NET ASSETS                                             $ 672,281,829
                                                       =============
NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   24,633,438 shares)                                  $  24,633,438
  Additional paid-in capital                             383,705,646
  Undistributed investment income -- net                   3,435,265
  Undistributed net realized gain on investments         125,746,318
  Unrealized net appreciation of investments             134,761,162
                                                       -------------
NET ASSETS                                             $ 672,281,829
                                                       =============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($672,281,829 / 24,633,438
  shares outstanding)                                  $       27.29
                                                       =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1997 (unaudited)

Investment Income:
  Dividends                                            $   1,880,896
  Interest                                                 1,402,693
                                                       -------------
    Total Income                                           3,283,589
                                                       -------------
Expenses:
  Investment advisory fee                                  1,607,719
  GIAC administrative service fee                            268,488
  Custodian fees                                              38,249
  Auditing and legal fees                                     21,475
  Insurance and dues                                          16,160
  Directors' fees and expenses                                 7,509
  Taxes and other                                                666
                                                       -------------
    Total Expenses Before Custody Credits                  1,960,266
    Less: Custody Credits                                     (2,833)
                                                       -------------
    Net Expenses                                           1,957,433
                                                       -------------
Investment Income -- Net                                   1,326,156
                                                       -------------
Realized and Unrealized Gain on Investments -- Net:
  Realized gain -- net                                    11,966,427
  Change in unrealized appreciation
    of investments                                        47,209,751
                                                       -------------
Net Realized Gain and Change in Unrealized
  Appreciation on Investments                             59,176,178
                                                       -------------
Net Increase in Net Assets from Operations             $  60,502,334
                                                       =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Centurion
                                                                 Fund, Inc.
                                                            --------------------
                                                                     6
                                                            --------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Six Months Ended June 30, 1997 (unaudited) and for the Year Ended December 31, 1996

                                                                  Six Months
                                                                       Ended       Year Ended
                                                               June 30, 1997     December 31,
                                                                 (unaudited)            1996
                                                               -------------   -------------
Operations:
   Investment income -- net                                    $   1,326,156   $   2,135,403
   Realized gain on investments -- net                            11,966,427     114,105,936
   Change in unrealized appreciation                              47,209,751     (25,679,011)
                                                               -------------   -------------
   Net increase in net assets from operations                     60,502,334      90,562,328
                                                               -------------   -------------
Distributions to Shareholder:
   Investment income -- net                                               --      (2,617,548)
   Realized gain from investment transactions -- net                      --     (67,401,766)
                                                               -------------   -------------
   Total distributions                                                    --     (70,019,314)
                                                               -------------   -------------
Capital Share Transactions:
   Proceeds from sale of shares                                   35,194,947     134,593,465
   Proceeds from reinvestment of distributions to shareholder             --      70,019,314
   Cost of shares repurchased                                    (62,756,278)   (111,263,942)
                                                               -------------   -------------
   (Decrease) Increase from capital share transactions           (27,561,331)     93,348,837
                                                               -------------   -------------

Total Increase in Net Assets                                      32,941,003     113,891,851

Net Assets:
   Beginning of period                                           639,340,826     525,448,975
                                                               -------------   -------------
   End of period                                               $ 672,281,829   $ 639,340,826
                                                               =============   =============
Undistributed Investment Income -- Net at End of Period        $   3,435,265   $   2,109,109
                                                               =============   =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------
Value Line Centurion
     Fund, Inc.
--------------------
         6
--------------------

--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  NOTES TO FINANCIAL STATEMENTS
  June 30, 1997 (unaudited)

  ------------------------------------
  1 -- Significant Accounting Policies
  ------------------------------------

   Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

   Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market system are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

   In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax is required.

(D) Dividends and Distributions

   It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net


--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Centurion
                                                                 Fund, Inc.
                                                            --------------------
                                                                     6
                                                            --------------------

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
  June 30, 1997 (unaudited)

capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

   Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

  ----------------------------------------------
  2 -- Capital Share Transactions, Dividends and
       Distributions
  ----------------------------------------------

   Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:


                                                Six Months Ended     Year Ended
                                                  June 30, 1997     December 31,
                                                   (unaudited)          1996
                                                ----------------    ------------
Shares sold                                          1,372,319         5,349,533
Shares issued in reinvestment
 of dividends and distributions                             --         3,184,143
                                                   -----------       -----------
                                                     1,372,319         8,533,676
Shares repurchased                                   2,491,466         4,453,198
                                                   -----------       -----------
Net (decrease) increase                             (1,119,147)        4,080,478
                                                   ===========       ===========
Dividends per share                                $        --       $       .12
                                                   ===========       ===========
Distributions per share from
 net realized gains                                $        --       $      3.09
                                                   ===========       ===========

  --------------------------------------
  3 -- Purchases and Sales of Securities
  --------------------------------------

   Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                Six Months Ended
                                                                  June 30, 1997
                                                                   (unaudited)
                                                                ----------------
PURCHASES:
 Investment Securities                                            $236,962,860
                                                                  ============
SALES:
 Investment Securities                                            $309,652,786
                                                                  ============


--------------------------------------------------------------------------------

--------------------
Value Line Centurion
     Fund, Inc.
--------------------
         6
--------------------

--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  NOTES TO FINANCIAL STATEMENTS
  June 30, 1997 (unaudited)

   At June 30, 1997, the aggregate cost of investment securities and short-term investments for federal income income tax purposes is $578,105,163. The aggregate appreciation and depreciation of investments for the period ended June 30, 1997, based on a comparison of investment values and their costs for federal in come tax purposes is $146,663,494 and $11,902,332 respectively, resulting in a net appreciation of $134,761,162.

  --------------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Interested Parties
  --------------------------------------------------

   An advisory fee of $1,607,719 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the period ended June 30, 1997. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides re search, investment programs, supervision of the investment port folio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

   Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC, who is also a director of the Fund, was paid a fee of $1,234 for the period ended June 30, 1997. During the six months ended June 30, 1997, the Fund paid brokerage commissions totalling $191,662 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

   The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the period ended June 30, 1997, the Fund incurred expenses of $268,488 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Centurion
                                                                 Fund, Inc.
                                                            --------------------
                                                                     6
                                                            --------------------

--------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS

  Selected data for a share of capital stock outstanding throughout each period:

                                             Six Months Ended                       Year Ended December 31,
                                               June 30, 1997      -------------------------------------------------------
                                                (unaudited)       1996           1995        1994        1993        1992
                                                -----------       ----           ----        ----        ----        ----
Net asset value, beginning of period             $  24.83       $  24.25       $  17.83    $  18.52    $  20.04    $  20.83
                                                 --------       --------       --------    --------    --------    --------
   Income (loss) from investment operations:
    Net investment income                             .06            .08            .12         .10         .12         .20
    Net gains or losses on securities (both
     realized and unrealized)                        2.40           3.71           6.96        (.51)       1.73        1.03
                                                 --------       --------       --------    --------    --------    --------
    Total from investment operations                 2.46           3.79           7.08        (.41)       1.85        1.23
                                                 --------       --------       --------    --------    --------    --------
   Less distributions:
    Dividends from net investment income               --           (.12)          (.10)       (.01)       (.12)       (.19)
    Distributions from capital gains                   --          (3.09)          (.56)       (.27)      (3.25)      (1.83)
                                                 --------       --------       --------    --------    --------    --------
    Total distributions                                --          (3.21)          (.66)       (.28)      (3.37)      (2.02)
                                                 --------       --------       --------    --------    --------    --------
Net asset value, end of period                   $  27.29       $  24.83       $  24.25    $  17.83    $  18.52    $  20.04
                                                 ========       ========       ========    ========    ========    ========
Total return**                                       9.91%+        17.34%         40.08%     -2.21%        9.21%       5.93%
                                                 ========       ========       ========    ========    ========    ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $672,282       $639,341       $525,449    $352,745    $373,910    $347,116
Ratio of operating expenses to average
  net assets                                          .59%*(1)       .60%(1)        .62%        .61%        .61%        .54%
Ratio of net investment income to average
  net assets                                          .41%*          .36%           .60%        .57%        .57%        .99%
Portfolio turnover rate                                39%+          141%           114%        122%        118%         83%
Average commissions paid per share of
  common stock investments purchased/sold        $  .0493(2)    $  .0490(2)

(1) Before offset for custody credits.
(2) Disclosure effective for fiscal years beginning on or after 9/1/95.

+   Not annualized
*   Annualized
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       77

--------------------
Value Line Strategic
  Asset Management
--------------------
         7
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

  SCHEDULE OF INVESTMENTS
  June 30, 1997 (unaudited)

  ----------------------
  COMMON STOCKS -- 45.2%
  ----------------------

   Shares                                      Value
--------------------------------------------------------------------------------
Advertising -- 0.8%
  158,000  Omnicom Group, Inc.           $ 9,736,750
                                         -----------
Aerospace/Defense -- 2.1%
   75,000  BE Aerospace, Inc.*             2,371,875
  112,000  McDonnell Douglas Corp.         7,672,000
   29,000  Northrop Grumman Corp.          2,546,563
   89,700  Precision Castparts Corp.       5,348,362
   53,000  Sundstrand Corp.                2,958,062
   45,000  Thiokol Corp.                   3,150,000
                                         -----------
                                          24,046,862
                                         -----------
Air Transport -- 0.6%
   96,000  Airborne Freight Corp.          4,020,000
   90,000  U.S. Airways Group, Inc.*       3,150,000
                                         -----------
                                           7,170,000
                                         -----------
Apparel -- 0.6%
  126,800  Fruit of the Loom, Inc.
             Class "A"*                    3,930,800
   63,200  Liz Claiborne, Inc.             2,946,700
                                         -----------
                                           6,877,500
                                         -----------
Auto & Truck -- 0.1%
   30,000  Paccar, Inc.                    1,393,125
                                         -----------
Auto Parts-Original Equipment -- 0.4%
  120,000  Tower Automotive, Inc.*         5,160,000
                                         -----------
Bank -- 0.6%
   88,000  Mellon Bank Corp.               3,971,000
   78,000  SouthTrust Corp.                3,227,250
                                         -----------
                                           7,198,250
                                         -----------
Bank-Midwest -- 0.6%
   82,000  First Bank System, Inc.         7,000,750
                                         -----------
Beverage-Soft Drink -- 0.8%
  396,000  Coca-Cola Enterprises Inc.      9,108,000
                                         -----------
Cement -- 0.1%
    3,800  Vulcan Materials Co.              298,300
                                         -----------
Chemical-Diversified -- 0.2%
   47,000  Cytec Industries, Inc.*         1,756,625
                                         -----------
Chemical-Specialty -- 0.2%
   27,000  Praxair, Inc.                   1,512,000
    7,000  Rohm & Haas Co.                   630,438
                                         -----------
                                           2,142,438
                                         -----------
Coal/Alternate Energy -- 0.5%
   79,500  AES Corp. (The)*                5,624,625
                                         -----------
Computer & Peripherals -- 0.9%
   50,000  Data General Corp.*             1,300,000
  104,000  International Business
             Machines Corp.                9,379,500
                                         -----------
                                          10,679,500
                                         -----------
Computer Software & Services -- 1.9%
  134,000  Compuware Corp.*                6,398,500
   72,000  Electronics For Imaging, Inc.*  3,402,000
   90,000  Fiserv, Inc.*                   4,016,250
   40,000  McAfee Associates Inc.*         2,525,000
   60,000  National Data Corp.             2,598,750
   53,000  PeopleSoft, Inc.*               2,795,750
                                         -----------
                                          21,736,250
                                         -----------
Diversified Companies -- 3.0%
  102,000  AlliedSignal, Inc.              8,568,000
   34,000  Danaher Corp.                   1,727,625
   33,000  Raychem Corp.                   2,454,375
   56,000  Textron, Inc.                   3,717,000
  120,000  Tyco International, Ltd.        8,347,500
  120,000  United Technologies Corp.       9,960,000
                                         -----------
                                          34,774,500
                                         -----------
Drug -- 1.8%
  110,000  Bio-Technology General Corp.*   1,485,000
    7,000  Bristol-Myers Squibb Co.          567,000
   52,000  Dura Pharmaceuticals, Inc.*     2,073,500
   53,000  Merck & Co., Inc.               5,485,500
   24,000  NBTY, Inc.*                       672,000
   80,000  Pfizer, Inc.                    9,560,000
   81,000  Vical, Inc.*                    1,032,750
                                         -----------
                                          20,875,750
                                         -----------
Drugstore -- 0.4%
   94,000  CVS Corp.                       4,817,500
                                         -----------
Electric Utility-Central -- 0.3%
   30,000  Cinergy Corp.                   1,044,375
  100,000  Houston Industries, Inc.        2,143,750
                                         -----------
                                           3,188,125
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Strategic
                                                              Asset Management
                                                            --------------------
                                                                     7
                                                            --------------------
--------------------------------------------------------------------------------
   Shares                                      Value
--------------------------------------------------------------------------------
Electric Utility-East -- 0.9%
   51,700  American Electric Power Co.,
             Inc.                        $ 2,171,400
   30,000  Consolidated Edison Co. of
             New York, Inc.                  883,125
  140,994  Duke Power Co.                  6,758,900
                                         -----------
                                           9,813,425
                                         -----------
Electric Utility-West -- 0.2%
   80,000  Edison International            1,990,000
                                         -----------
Electrical Equipment -- 1.1%
   20,000  Cooper Industries, Inc.           995,000
  103,000  General Electric Co.            6,733,625
   41,000  Honewell, Inc.                  3,110,875
   26,000  Jabil Circuit, Inc.*            2,180,750
                                         -----------
                                          13,020,250
                                         -----------
Electronics -- 1.3%
   40,000  Hadco Corp.*                    2,620,000
   70,000  Lexmark International Group,
             Inc.*                         2,126,250
  286,500  Symbol Technologies, Inc.       9,633,562
                                         -----------
                                          14,379,812
                                         -----------
Entertainment -- 0.5%
   90,000  Clear Channel Communications,
             Inc.*                         5,535,000
                                         -----------
Environmental -- 0.7%
   65,500  USA Waste Services, Inc.*       2,529,938
  125,000  U.S. Filter Corp.*              3,406,250
   60,000  United Waste Systems, Inc.*     2,460,000
                                         -----------
                                           8,396,188
                                         -----------
Financial Services -- 0.8%
   48,000  ADVANTA Corp. Class  "A"        1,764,000
   58,000  Green Tree Financial Corp.      2,066,250
   37,000  Loews Corp.                     3,704,625
   34,000  Travelers Group, Inc.           2,144,125
                                         -----------
                                           9,679,000
                                         -----------
Food Processing -- 0.9%
   38,000  Campbell Soup Co.               1,900,000
  150,000  Chiquita Brands International,
             Inc.                          2,062,500
   50,000  ConAgra, Inc.                   3,206,250
   47,000  Dean Foods Co.                  1,897,625
   52,000  Morningstar Group Inc. (The)*   1,527,500
                                         -----------
                                          10,593,875
                                         -----------
Grocery -- 2.5%
   60,000  American Stores Co.             2,962,500
  356,000  Kroger Co.*                    10,324,000
  342,400  Safeway, Inc.*                 15,793,200
                                         -----------
                                          29,079,700
                                         -----------
Hotel/Gaming -- 0.9%
   44,000  Doubletree Corp.*               1,809,500
   60,000  Hilton Hotels Corp.             1,593,750
  195,000  International Game Technology   3,461,250
  200,000  Prime Hospitality Corp.*        3,950,000
                                         -----------
                                          10,814,500
                                         -----------
Household Products -- 0.4%
   31,000  Procter & Gamble Co.            4,378,750
                                         -----------
Industrial Services -- 0.5%
  152,000  Equifax, Inc.                   5,652,500
                                         -----------
Insurance-Diversified -- 1.1%
   50,000  American Bankers Insurance
             Group, Inc.                   3,162,500
   34,000  American International
             Group, Inc.                   5,078,750
   56,000  Marsh & McClennan Companies,
             Inc.                          3,997,000
                                         -----------
                                          12,238,250
                                         -----------
Insurance-Life -- 1.6%
  336,000  Conseco, Inc.                  12,432,000
   50,000  Equitable Companies, Inc.
             (The)                         1,662,500
   30,000  SunAmerica Inc.                 1,462,500
   40,000  Torchmark Corp.                 2,850,000
                                         -----------
                                          18,407,000
                                         -----------
Insurance-Property/Casualty -- 0.8%
   70,000  Allstate Corp. (The)            5,110,000
   51,000  Progressive Corp.               4,437,000
                                         -----------
                                           9,547,000
                                         -----------
Machinery -- 1.4%
  100,000  DT Industries, Inc.             3,575,000
   83,000  Deere & Co.                     4,554,625
   18,000  Dover Corp.                     1,107,000
   40,000  GATX Corp.                      2,310,000
   35,700  Parker-Hannifin Corp.           2,166,544
   57,000  Zoltek Companies, Inc.*         2,180,250
                                         -----------
                                          15,893,419
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------
Value Line Strategic
  Asset Management
--------------------
         7
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

  SCHEDULE OF INVESTMENTS
  June 30, 1997 (unaudited)

   Shares                                      Value
--------------------------------------------------------------------------------
Medical Services -- 0.7%
   22,000  Aetna Inc.                    $ 2,252,250
  108,000  Tenet Healthcare Corp.*         3,192,750
   70,000  Universal Health Services,
             Inc. Class "B"*               2,695,000
                                         -----------
                                           8,140,000
                                         -----------
Medical Supplies -- 1.7%
   20,000  Becton, Dickinson & Co.         1,012,500
  218,154  Johnson & Johnson              14,043,664
   32,000  McKesson Corp.                  2,480,000
   73,000  Safeskin Corp.*                 2,148,937
                                         -----------
                                          19,685,101
                                         -----------
Natural Gas-Diversified -- 0.2%
   50,000  Burlington Resources, Inc.      2,206,250
                                         -----------
Newspaper -- 0.1%
    8,000  Gannett Co., Inc.                 790,000
                                         -----------
Office Equipment & Supplies -- 0.5%
  267,625  Staples, Inc.*                  6,222,281
                                         -----------
Oilfield Services/Equipment -- 0.5%
   88,000  Baker Hughes Inc.               3,404,500
   80,000  Global Industries, Ltd.*        1,868,750
                                         -----------
                                           5,273,250
                                         -----------
Packaging & Container -- 0.1%
   28,000  Owens-Illinois, Inc.*             868,000
                                         -----------
Petroleum-Integrated -- 2.2%
   50,000  Amoco Corp.                     4,346,875
   60,000  Atlantic Richfield Co.          4,230,000
   80,000  British Petroleum Co. PLC
             (ADR)                         5,990,000
   46,000  Mobil Corp.                     3,214,250
  115,000  Occidental Petroleum Corp.      2,882,188
  180,000  USX-Marathon Group              5,197,500
                                         -----------
                                          25,860,813
                                         -----------
Petroleum-Producing -- 0.4%
  249,000  Chesapeake Energy Corp.         2,443,312
   60,000  Noble Affiliates, Inc.          2,321,250
                                         -----------
                                           4,764,562
                                         -----------
Precision Instrument -- 0.2%
   30,000  Perkin-Elmer Corp.              2,386,875
                                         -----------

Recreation -- 0.3%
   83,000  Harley- Davidson, Inc.          3,978,812
                                         -----------
Retail-Special Lines -- 2.1%
   40,000  AnnTaylor Stores Corp.*           780,000
  108,000  Bed, Bath & Beyond, Inc.*       3,280,500
  104,000  Borders Group, Inc.*            2,509,000
   90,000  Goody's Family Clothing, Inc.*  2,463,750
   23,600  Pier 1 Imports, Inc.              625,400
  200,000  Ross Stores Inc.                6,537,500
  200,000  TJX Companies, Inc.             5,275,000
   70,000  Tiffany & Co.                   3,233,125
                                         -----------
                                          24,704,275
                                         -----------
Retail Building Supply -- 0.3%
  168,000  Eagle Hardware and Garden,
             Inc.*                         3,843,000
                                         -----------
Retail Store -- 2.4%
  111,437  Consolidated Stores Corp.*      3,872,453
  128,000  Costco Companies Inc.*          4,208,000
   80,000  Dayton-Hudson Corp.             4,255,000
   75,838  Dollar General Corp.            2,843,925
  100,000  Family Dollar Stores, Inc.      2,725,000
  110,000  Meyer (Fred), Inc.*             5,685,625
   75,400  Shopko Stores, Inc.*            1,922,700
   55,000  Stein Mart, Inc.*               1,650,000
                                         -----------
                                          27,162,703
                                         -----------
Securities Brokerage -- 0.2%
   50,000  Schwab (Charles) Corp.          2,034,375
                                         -----------
Semiconductor-Capital Equipment -- 0.3%
  100,000  Kulicke & Soffa Industries
             Inc.*                         3,246,875
                                         -----------
Shoe -- 0.3%
  119,250  Wolverine World Wide, Inc.      3,622,219
                                         -----------
Telecommunications Equipment -- 0.2%
  128,000  Loral Space & Communications
             Ltd.*                         1,920,000
                                         -----------
Telecommunication Services -- 0.5%
  184,000  Cincinnati Bell, Inc.           5,796,000
                                         -----------
Tobacco -- 0.5%
  129,000  Philip Morris Companies, Inc.   5,724,375
                                         -----------
TOTAL COMMON STOCKS
(Cost $365,224,241)                      521,233,285
                                         -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Strategic
                                                              Asset Management
                                                            --------------------
                                                                     7
                                                            --------------------
--------------------------------------------------------------------------------

------------------------------------
  U.S. TREASURY OBLIGATIONS -- 31.0%
------------------------------------

  Principal
   Amount                                      Value
--------------------------------------------------------------------------------
$60,000,000 U.S. Treasury Notes 6 1/4%,
             due June 30, 1998          $ 60,284,400
20,000,000  U.S. Treasury Notes 6 1/8%,
              due August 31, 1998         20,052,200
70,000,000  U.S. Treasury Notes 6 3/4%,
              due May 31, 1999            70,803,600
50,000,000  U.S. Treasury Notes 6.375%,
              due May 15, 2000            50,156,500
16,000,000  U.S. Treasury Notes 7 3/4%,
              due February 15, 2001       16,722,400
50,000,000  U.S. Treasury Notes 6 1/2%,
              due May 31, 2002            50,172,500
38,000,000  U.S. Treasury Notes 5 7/8%,
              due November 15, 2005       36,340,160
50,000,000  U.S. Treasury Bonds 7 1/4%,
              due August 15, 2022         52,160,500
                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $355,496,104)                      356,692,260
                                         -----------
TOTAL INVESTMENT SECURITIES -- 76.2%
(Cost $720,720,345)                      877,925,545
                                         -----------

---------------------------------
  SHORT-TERM INVESTMENTS -- 23.7%
---------------------------------

  Principal
   Amount                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY AND GOVERNMENT AGENCY
OBLIGATIONS -- 20.1%

$25,000,000 Federal National Mortgage
            Association Discount Note
            5.41%, due 7/3/97            $ 24,992,486
50,000,000  Federal National Mortgage
            Association Discount Notes
            5.44%, due 7/14/97             49,901,778
60,000,000  Federal Home Loan Mortgage
            Corp. Notes 5.44%,
            due 7/14/97                   59,882,133
25,000,000  Federal National Mortgage
            Association 5.43%,
            due 7/17/97                   24,939,667
10,000,000  Federal Farm Credit Bank
            Notes 5.50%, due 9/2/97       10,000,000
62,000,000  U.S. Treasury Notes 6 1/8%,
            due March 31, 1998            62,200,260
                                         -----------
                                         231,916,324
                                         -----------
REPURCHASE AGREEMENTS -- 3.6%
 (includes accrued interest)
41,000,000  Collateralized by $33,135,000
            U.S. Treasury Notes 8 7/8%,
            due 2/15/19, with a value of
            $41,806,221 (with Goldman,
            Sachs & Co., 5 3/4%, dated
            6/30/97, due 7/1/97, delivery
            value of $41,006,549)         41,006,549
                                      --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $272,732,301)                      272,922,873
                                      --------------
CASH AND RECEIVABLES
LESS LIABILITIES -- 0.1%                   1,121,173
                                      --------------
NET ASSETS -- 100.0%                  $1,151,969,591
                                      ==============
NET ASSET VALUE PER
OUTSTANDING SHARE                     $        23.44
                                      ==============

 ($1,151,969,591 / 49,143,606
  shares outstanding)

* Non-income producing.


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------
Value Line Strategic
  Asset Management
--------------------
         7
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

  STATEMENT OF ASSETS
  AND LIABILITIES
  June 30, 1997 (unaudited)

ASSETS
  Investment in securities, at value
    (cost $720,720,345)               $  877,925,545
  Short-term investments (cost
      $272,732,301)                      272,922,873
  Cash                                        71,790
  Receivable for securities sold          23,378,853
  Interest and dividends receivable        4,963,071
  Receivable for capital shares sold         732,863
                                      --------------
    TOTAL ASSETS                       1,179,994,995
                                      --------------
LIABILITIES
  Payable for securities purchased        25,635,185
  Payable for capital shares repurchased   1,712,471
  Accrued expenses:
   Advisory fee                              469,410
   GIAC administrative service fee           176,050
   Other                                      32,288
                                      --------------
    TOTAL LIABILITIES                     28,025,404
                                      --------------
NET ASSETS                            $1,151,969,591
                                      ==============
NET ASSETS CONSIST OF:
  Capital stock, at $0.01 par value
    (authorized unlimited, outstanding
    49,143,606 shares)                     $ 491,436
  Additional paid-in capital             771,977,352
  Undistributed net investment income     43,410,690
  Undistributed net realized gain on
      investments                        178,694,341
  Unrealized net appreciation of
      investments                        157,395,772
                                      --------------
NET ASSETS                            $1,151,969,591
                                      ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($1,151,969,591 / 49,143,606
shares outstanding)                   $        23.44
                                      ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1997 (unaudited)

Investment Income:
 Interest                                $17,349,296
 Dividends (Net of foreign withholding
   tax of $11,324)                         2,592,252
                                      --------------
   Total Income                           19,941,548
                                      --------------
Expenses:
 Investment advisory fee                   2,735,297
 GIAC administrative service fee             376,770
 Custodian fees                               51,539
 Insurance and dues                           28,090
 Audit and legal fees                         21,449
 Trustees' fees and expenses                   7,509
 Taxes and other                                 346
                                      --------------
   Total Expenses Before Custody
      Credits                              3,221,000
                                      --------------
   Less: Custody credits                      (2,486)
                                      --------------
   Net Expenses                            3,218,514
                                      --------------
Investment Income -- Net                  16,723,034
                                      --------------
Realized and Unrealized Gain on
 Investments -- Net:
 Realized gain -- net                     56,052,804
 Change in unrealized appreciation of
  investments                              2,921,389
                                      --------------
Net Realized Gain and Change in
 Unrealized Appreciation on Investments   58,974,193
                                      --------------
Net Increase in Net Assets from
 Operations                              $75,697,227
                                      ==============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Strategic
                                                              Asset Management
                                                            --------------------
                                                                     7
                                                            --------------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1997 (unaudited) and for the Year Ended December 31, 1996

                                                                    Six Months              Year
                                                                         Ended             Ended
                                                                 June 30, 1997      December, 31
                                                                   (unaudited)              1996
                                                               ---------------   ---------------
Operations:
   Investment income -- net                                    $    16,723,034   $    26,749,041
   Realized gain on investments -- net                              56,052,804       122,797,850
   Change in unrealized appreciation                                 2,921,389        (6,850,866)
                                                               ---------------   ---------------
   Net increase in net assets from operations                       75,697,227       142,696,025
                                                               ---------------   ---------------
Distributions to Shareholder:
   Investment income -- net                                                 --       (16,568,632)
   Realized gain from investment transactions -- net                        --       (48,810,295)
                                                               ---------------   ---------------
   Total distributions                                                      --       (65,378,927)
                                                               ---------------   ---------------
Trust Share Transactions:
   Proceeds from sale of shares                                     42,577,220       119,168,249
   Proceeds from reinvestment of distributions to shareholder               --        65,378,927
   Cost of shares repurchased                                      (39,089,615)      (65,588,322)
                                                               ---------------   ---------------
   Increase from Trust share transactions                            3,487,605       118,958,854
                                                               ---------------   ---------------
Total Increase in Net Assets                                        79,184,832       196,275,952

Net Assets:
   Beginning of period                                           1,072,784,759       876,508,807
                                                               ---------------   ---------------
   End of period                                               $ 1,151,969,591   $ 1,072,784,759
                                                               ===============   ===============

Undistributed Investment Income -- Net at End of Period        $    43,410,690   $    26,687,656
                                                               ===============   ===============


                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------
Value Line Strategic
  Asset Management
--------------------
         7
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

   NOTES TO FINANCIAL STATEMENTS
   June 30, 1997 (unaudited)

--------------------------------------
  1 -- Significant Accounting Policies
--------------------------------------

   Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

   Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

   The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

   Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the


--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Strategic
                                                              Asset Management
                                                            --------------------
                                                                     7
                                                            --------------------
--------------------------------------------------------------------------------

   NOTES TO FINANCIAL STATEMENTS
   June 30, 1997 (unaudited)

Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

   It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

   It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

   Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


(F) Investments.

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

------------------------------------------
  2 -- Trust Share Transactions, Dividends
      and Distributions
------------------------------------------

   Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                Six Months Ended     Year Ended
                                                  June 30, 1997     December 31,
                                                   (unaudited)         1996
                                                ----------------    ------------
Shares sold                                         1,892,025        5,553,832
Shares issued to shareholder
 in reinvestment of dividends
 and distributions                                         --        3,244,612
                                                   ----------        ---------
                                                    1,892,025        8,798,444
Shares repurchased                                  1,733,887        3,048,207
                                                   ----------        ---------
Net increase                                          158,138        5,750,237
                                                   ==========        =========
Dividends per share from
 net investment income                             $       --        $     .37
                                                   ==========        =========
Distributions per share from
 net realized gains                                $       --        $    1.09
                                                   ==========        =========


--------------------------------------------------------------------------------

--------------------
Value Line Strategic
  Asset Management
--------------------
         7
--------------------
--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

   NOTES TO FINANCIAL STATEMENTS
   June 30, 1997 (unaudited)

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

   Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                    Six Months Ended
                                      June 30, 1997
                                       (unaudited)
                                    ----------------
PURCHASES:
 U.S. Treasury Obligations            $100,203,125
 Other Investment Securities           159,211,500
                                      ------------
                                      $259,414,625
                                      ============

SALES & MATURITIES:
 Investment Securities                $215,869,642
                                      ============

   At June 30, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $993,477,834. The aggregate appreciation and depreciation of investments at June 30, 1997, based on a comparison of investment values and their costs for federal income tax purposes is $165,228,149 and $7,857,565, respectively, resulting in a net appreciation of $157,370,584.

-----------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Affiliates
-----------------------------------------------

   An advisory fee of $2,735,297 was paid or payable to the adviser, for the period ended June 30, 1997. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

   Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a Trustee of the Trust was paid a fee of $1,234 by the Trust for the period ended June 30, 1997. During the six months ended June 30, 1997, the Trust paid brokerage commissions totalling $177,818 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

   The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 1997, the Trust incurred expenses of $376,770 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

                                                            --------------------
                                                            Value Line Strategic
                                                              Asset Management
                                                            --------------------
                                                                     7
                                                            --------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                                   Six Months Ended                         Year Ended December 31,
                                                     June 30, 1997        ----------------------------------------------------------
                                                      (unaudited)          1996           1995        1994        1993        1992
                                                         ------           ------         ------      ------      ------      ------
Net asset value, beginning of period                     $21.90           $20.27         $16.13      $17.01      $15.94      $14.54
                                                         ------           ------         ------      ------      ------      ------
   Income (loss) from investment operations:
   Net investment income                                    .34              .53            .39         .26         .27         .26
   Net gains or losses on securities (both realized
    and unrealized)                                        1.20             2.56           4.17       (1.09)       1.62        1.93
                                                         ------           ------         ------      ------      ------      ------
   Total from investment operations                        1.54             3.09           4.56        (.83)       1.89        2.19
                                                         ------           ------         ------      ------      ------      ------
   Less distributions:
    Dividends from net investment income                     --             (.37)          (.26)       (.01)       (.28)       (.26)
    Distributions from capital gains                         --            (1.09)          (.16)       (.04)       (.54)       (.53)
                                                         ------           ------         ------      ------      ------      ------
    Total distributions                                      --            (1.46)          (.42)       (.05)       (.82)       (.79)
                                                         ------           ------         ------      ------      ------      ------
Net asset value, end of period                           $23.44           $21.90         $20.27      $16.13      $17.01      $15.94
                                                         ======           ======         ======      ======      ======      ======
Total return**                                             7.03%+          15.87%         28.54%     -4.88%       11.86%      15.05%
                                                         ======           ======         ======      ======      ======      ======

Ratios/Supplemental Data:
Net assets, end of period (in thousands)             $1,151,970       $1,072,785       $876,509    $662,721    $615,648    $362,045
Ratio of operating expenses to average
  net assets                                                .59%*(1)         .58%(1)        .60%        .60%        .61%        .55%
Ratio of net investment income to average
  net assets                                               3.06%*           2.70%          2.18%       1.65%       1.96%       2.18%
Portfolio turnover rate                                      25%+             71%            63%        100%        110%        106%
Average commissions paid per share of
  common stock purchased/sold                            $.0493(2)        $.0490(2)          --          --          --          --

(1) Before offset for custody credits.
(2) Disclosure effective for fiscal years beginning on or after 9/1/95.

+  Not annualized
*  Annualized
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
--------------------------------------------------------------------------------

[Logo]The Guardian(R)                                         BULK RATE MAIL
                                                              U.S. POSTAGE PAID
      The Guardian Insurance & Annuity Company, Inc.          PERMIT NO. 45
      201 Park Avenue South                                   NEWARK, NJ
      New York, NY 10003



EB-011035 6/97                                   [Logo]Printed on recycled paper